UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

A SPAC II Acquisition Corp.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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A SPAC II ACQUISITION CORP.
289 Beach Road
#03-01
Singapore 199552

July 15, 2025

Dear Shareholders:

On behalf of the Board of Directors of A SPAC II Acquisition Corp. (the “Company,” “ASCB” or “we”), I invite you to attend our Extraordinary General Meeting of Shareholders at 10:00 a.m. Eastern Time on July 30, 2025 (the “Extraordinary General Meeting”) at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually at https://loeb.zoom.us/j/99400381907?pwd=u9TfaLz9aonX4JrWaybRZ7lNQLGmWx.1 (or by calling 877 853 5257 (Toll Free); Meeting ID: 994 0038 1907; Passcode: 412606). We encourage shareholders to attend the Extraordinary General Meeting virtually. This proxy statement includes additional instructions on how to access the Extraordinary General Meeting via live webcast and how to listen, vote, and submit questions from home or any remote location with Internet connectivity.

The Notice of Extraordinary General Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/aspaciiacquisition/2025. We are first mailing these materials to our shareholders on or about July 16, 2025.

As discussed in the enclosed Proxy Statement, the Extraordinary General Meeting will be devoted to:

(i)     a proposal to amend and restate the Company’s amended and restated memorandum and articles of association (the “Charter”) to allow the Company to extend the date by which it has to consummate a business combination (the “Extension”) for an additional twenty-four (24) months from August 5, 2025 (the “Termination Date”) to August 5, 2027 (the termination date as so extended, the “Extended Date”) (the “Extension Amendment”) by deleting the Charter in its entirety and substituting it with the fourth amended and restated memorandum and articles of association of the Company in the form set forth in Annex A to the accompanying proxy statement, subject to registration by the Registrar of Corporate Affairs of the British Virgin Islands (we refer to this proposal as the “Extension Amendment Proposal”);

(ii)    a proposal to allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “Target Amendment Proposal”); and

(iii)   a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Target Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Target Amendment Proposal, and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (the “Business Combination”). The Company’s current Charter provides that the Company has until August 5, 2025 (i.e. 39 months from the consummation of our initially public offering (the “IPO”)) to complete a Business Combination (the “Combination Period”). The Company believes that there will not be sufficient time to consummate a Business Combination before the current Termination Date of August 5, 2025. The Company needs more time to consummate the Business Combination and wants to extend the Combination Period from August 5, 2025 to August 5, 2027. In addition, the Company understands that its sponsor, A SPAC II (Holdings) Corp. (the “Sponsor”), does not currently plan to contribute any fund to the Trust Account to extend the Company’s current Termination Date.

If the Extension Amendment Proposal is not approved, and we have not consummated a Business Combination by the August 5, 2025, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Class A ordinary share and our rights to receive one-tenth of one Class A ordinary share will expire worthless.

If the Extension Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period for an additional twenty-four (24) months up to August 5, 2027.

On July 11, 2025, the redemption price per Public Share was approximately $11.81 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $4.6 million as of July 11, 2025 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares (defined below). The closing price of the Public Shares on the OTC on July 11, 2025 was $11.49. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if the Company does not complete a Business Combination on or before the Termination Date.

Subject to the foregoing, the approval of the Extension Amendment Proposal and the Target Amendment Proposal require a resolution of members under the BVI Business Companies Act, being the affirmative vote of at least a majority of the votes cast by such holders of the issued and outstanding Public Shares, the Class A Ordinary Shares held by Maxim Group LLC (the “Representative Shares”) and the Class A and Class B Ordinary Shares, no par value, voting together as a single class, held by the Sponsor (the “Founder Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares, the Representative Shares and the Founder Shares are together referred to as the “Ordinary Shares.”

The purpose of the Target Amendment Proposal is to afford the Company with additional flexibility for its search of a target to undertake a Business Combination. Pursuant to its initial public offering prospectus, the Company currently cannot undertake a Business Combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “China-based Target”). If the Target Amendment Proposal is approved, the Company shall have the right to undertake a Business Combination with a China-based Target. This will allow the Company to access a larger pool of target candidates and provide additional flexibility for the Company to consummate a Business Combination by the Termination Date.

Our Board of Directors (the “Board”) has determined that given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a Business Combination, and the market opportunity the Company has observed in the People’s Republic of China (including Hong Kong and Macau) (the “PRC”, or “China”), it is in the best interests of its shareholder to approve the Target Amendment Proposal. If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may pursue a Business Combination with a China-based Target. If we undertake a Business Combination with a China-based Target, we will be subject to legal and operational risks associated with being based in China. See “Proposal 2 — The Target Amendment Proposal — Risks Related to Our Possible Business Combination with a China-based Target” for details.

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment Proposal and Target Amendment Proposal are adopted, and you do not elect to redeem your Public Shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

As contemplated by the Charter, the holders of the Company’s Class A ordinary shares, no par value, issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote “FOR” or “AGAINST” each of the proposals, and a request for Redemption can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may request for Redemption regardless of whether such public shareholders were holders as of the record date. If the Extension is implemented, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to a vote by the shareholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $4.6 million of marketable securities as of July 11, 2025. In addition, public shareholders who do not request for Redemption would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by August 5, 2027 (the Extended Date). The Sponsor owns (i) an aggregate of 4,900,000 Class A ordinary shares, no par value and 100,000 Class B ordinary shares, no par value (the “Founder Shares”) and (ii) 8,966,000 warrants that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO, which we refer to as the “Private Placement Warrants” . If a business combination is not completed by the Extended Date, the Founder Shares and the Private Placement Warrants held by the Sponsor will become worthless.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting (or July 28, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $11.81 per share (without taking into account any interest). NO ADDITIONAL FUNDS WILL BE DEPOSITED INTO THE TRUST ACCOUNT IF THE EXTENSION AMENDMENT PROPOSAL IS APPROVED.

Our Board has fixed the close of business on July 2, 2025, as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the Extraordinary General Meeting. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to participate at the Extraordinary General Meeting, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. Regardless of the number of ASCB shares you own, your attendance in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Target Amendment Proposal and the Adjournment Proposal at the Extraordinary General Meeting. Whether or not you plan to participate in the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in A SPAC II Acquisition Corp.

Sincerely,
/s/ Serena Shie
Chief Executive Officer
July 15, 2025

A SPAC II Acquisition Corp.
289 Beach Road
#03-01
Singapore 199552

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 30, 2025

To the Shareholders of A SPAC II Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of Shareholders of A SPAC II Acquisition Corp. (the “Company,” “ASCB” or “we”), a British Virgin Islands business company, will be holding the Extraordinary General Meeting at 10:00 a.m. Eastern Time on July 30, 2025 (the “Extraordinary General Meeting”) at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and via live webcast at https://loeb.zoom.us/j/99400381907?pwd=u9TfaLz9aonX4JrWaybRZ7lNQLGmWx.1 (or by calling 877 853 5257 (Toll Free); Meeting ID: 994 0038 1907; Passcode: 412606).

The purpose of the Extraordinary General Meeting will be to consider and vote upon the following proposals:

1.      A proposal to amend and restate the Company’s amended and restated memorandum and articles of association (the “Charter”) to allow the Company to extend the date by which it has to consummate a business combination (the “Extension”) for an additional twenty-four months from August 5, 2025 (the “Termination Date”) to August 5, 2027 (the termination date as so extended, the “Extended Date”) (the “Extension Amendment”) by deleting the Charter in its entirety and substituting it with the fourth amended and restated memorandum and articles of association of the Company in the form set forth in Annex A to the accompanying proxy statement, subject to registration by the Registrar of Corporate Affairs of the British Virgin Islands (we refer to this proposal as the “Extension Amendment Proposal”).

2.      A proposal to allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “Target Amendment Proposal”).

3.      A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Target Amendment Proposal (the “Adjournment Proposal”).

The Board has fixed the close of business on July 2, 2025 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

By Order of the Board of Directors
/s/ Serena Shie
Chief Executive Officer
July 15, 2025

IMPORTANT

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA, SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2025. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/aspaciiacquisition/2025. THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY IS:

A SPAC II Acquisition Corp.
289 Beach Road
#03-01
Singapore 199552

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.     Why am I receiving this proxy statement?

A.     The Company is a blank check company formed under the laws of the British Virgin Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, Company’s Charter provides for the return of the proceeds from its IPO held in trust to the holders of public shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date.

The Company’s initial public offering prospectus provides that the Company shall not undertake a Business Combination with any entity based in or with a majority of its operations in mainland China, including Hong Kong and Macau (the “China-based Target”) and that the Company shall not enter into an agreement for, or consummate its Business Combination with, any China-based Target, or consummate its Business Combination in circumstances where it is the counterparty to a VIE or other arrangement with any China-based Target.

The Company believes that it is in the best interests of its shareholders to extend its Combination Period until the Extended Date, if necessary, and to allow the Company to include a China-based Target in its search of potential targets for Business Combination, in order to allow the Company additional time and flexibility for its search of target to complete a Business Combination and is therefore holding this Extraordinary General Meeting. The Company intends to hold a Business Combination extraordinary general meeting to approve a Business Combination at a future date.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on July 30, 2025, at 10:00 a.m., New York Time at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/j/99400381907?pwd=u9TfaLz9aonX4JrWaybRZ7lNQLGmWx.1 (or by calling 877 853 5257 (Toll Free); Meeting ID: 994 0038 1907; Passcode: 412606). We encourage shareholders to attend the Extraordinary General Meeting virtually.

Q.     How may I participate in the Extraordinary General Meeting virtually?

A.     If you are a shareholder of record as of the Record Date for the Extraordinary General Meeting, you should receive a proxy card from Continental, containing instructions on how to attend the Extraordinary General Meeting.

You can attend the Extraordinary General Meeting via webcast by visiting https://loeb.zoom.us/j/99400381907?pwd=u9TfaLz9aonX4JrWaybRZ7lNQLGmWx.1 (or by calling 877 853 5257 (Toll Free); Meeting ID: 994 0038 1907; Passcode: 412606).

If your shares are held in street name, and you would like to join and not vote, please contact your broker about receiving a proxy to do so. Either way, you must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

Q.     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.     The Company’s shareholders are being asked to consider and vote on the following proposals:

•        Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Company’s current Charter allowing the Company to extend the date by which it has to consummate a business combination (the “Extension”) for an additional twenty-four months from August 5, 2025 (the “Termination Date”) to August 5, 2027 (the termination date as so extended, the “Extended Date”) (the “Extension Amendment”) by deleting the Charter in its entirety and substituting it with the fourth amended and restated memorandum and articles of association of the Company in the form set forth in Annex A to the accompanying proxy statement, subject to registration by the Registrar of Corporate Affairs of the British Virgin Islands;

•        Proposal No. 2 — Target Amendment Proposal — To allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau).

•        Proposal No. 3 — Adjournment Proposal — To approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Target Amendment Proposal.

Q.     Are the proposals conditioned on one another?

A.     No, except that approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented and one or more the Company’s shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by August 5, 2025, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase, and rights to receive, Ordinary Shares will expire worthless.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 5,000,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q.     Why is the Company proposing the Extension Amendment Proposal and the Target Amendment Proposal?

A.     The Company’s current Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination.

The purpose of the Target Amendment Proposal is to provide the Company the flexibility to complete a Business Combination with a China-based Target. Pursuant to its initial public offering prospectus, the Company currently cannot undertake a Business Combination with any China-based Target. The Board believes that it is in the best interests of its shareholders to afford the Company with the flexibility to include China-based Targets in its search of target for a Business Combination. Without the approval of the Target Amendment Proposal, the Company will not be able to conduct the process of searching of a potential target company in China.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by the Company shareholders on a Business Combination will occur at a separate extraordinary general meeting of the Company shareholders, to be held at a later date, and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of the Company shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Target Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Target Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Amendment Proposal and/or the Target Amendment Proposal is not approved by the Company shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of these two proposals. If the Adjournment Proposal is not approved by the Company shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Target Amendment Proposal.

Q.     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.     The approval of the Extension Amendment Proposal and the Target Amendment Proposal require a resolution of members under the BVI Business Companies Act, being the affirmative vote of at least a majority of the votes cast by issued and outstanding Public Shares, Representative Shares and Founder Shares as, being entitled to do so, voting together as a single class, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Public Shares, Representative Shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares, Representative Shares and Founder Shares representing a majority of the voting power of all issued and outstanding shares voting together as a single class, entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Q.     Why should I vote “FOR” the Extension Amendment Proposal?

A.     The Company believes its shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the time the Company has to complete a Business Combination by extending the Combination Period until the Extended Date.

Q.     Why should I vote “FOR” the Target Amendment Proposal?

A.     The Company believes its shareholders will benefit from the Company consummating a Business Combination and is proposing the Target Amendment Proposal to provide the Company the flexibility to complete a Business Combination with a China-based Target.

The Board believes that the Company may need more flexibility in its search for a potential target and to complete a Business Combination by the Termination Date. The Target Amendment Proposal will expand the pool of potential targets the Company can consider and evaluate by allowing the Company to acquire a China-based Target.

Q.     Why should I vote “FOR” the Adjournment Proposal?

A.     If the Adjournment Proposal is not approved by the Company shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Target Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.     How will the initial shareholders vote?

A.     The initial shareholders have advised the Company that they intend to vote any Public Shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Target Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal and the Target Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,000,000 Founder Shares, representing approximately 87.9% of the Company’s issued and outstanding shares.

Q.     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Target Amendment Proposal or the Adjournment Proposal?

A.     If you do not want the Extension Amendment Proposal, Target Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, Target Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal or the Target Amendment Proposal.

If the Extension Amendment Proposal and Target Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.     What happens if the Extension Amendment Proposal is not approved?

A.     If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal is not approved, and we have not consummated a business combination by the August 5, 2025, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event we wind up.

The Sponsor and the officers, directors and the initial shareholders of the Company waived their rights to participate in any liquidation distribution with respect to the 5,000,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q.     If the Extension Amendment Proposal is approved, what happens next?

A.     If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a Business Combination until the Extended Date. The Company will file the fourth amended and restated memorandum and articles of association with the British Virgin Islands Registrar of Corporate Affairs in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates.

Q.     What happens if the Target Amendment Proposal is not approved?

A.     If the Target Amendment Proposal is not approved, and we are unable to consummate a Business Combination with a company other than a China-based Target by the Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event we wind up.

The Sponsor and the officers, directors and the initial shareholders of the Company waived their rights to participate in any liquidation distribution with respect to the 5,000,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q.     Am I able to exercise my redemption rights in connection with a Business Combination?

A.     If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Ordinary Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal and the Target Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Charter (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the Extraordinary General Meeting of the Company shareholders to vote on a Business Combination).

Q.     Do I need to request that my shares be redeemed regardless of whether I vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Target Amendment Proposal?

A.     Yes. Whether you vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Target Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” below.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote by:

•        entering a new vote by Internet or telephone;

•        sending a later-dated, signed proxy card addressed to the Company’s CEO at A SPAC II Acquisition Corp., 289 Beach Road, #03-01, Singapore 199552, Attn: CEO, so that it is received by the Company’s CEO on or before the Extraordinary General Meeting; or

•        attending and voting, in person or virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s CEO, which must be received by the Company’s CEO on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that the Extension Amendment Proposal and the Target Amendment Proposal presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Target Amendment Proposal or the Adjournment Proposal.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     A quorum is the minimum number of the Company shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in the Company entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.     How do I vote?

A.     If you were a holder of record of Public Shares or Class B Ordinary Shares on July 2, 2025, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on July 29, 2025.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/aspaciiacquisition/2025 and entering the voter control number included on your proxy card.

Q.     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Target Amendment Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Target Amendment Proposal and the Adjournment Proposal, the Board has determined that the each of the foregoing proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company shareholders vote “FOR” the Extension Amendment Proposal, the Target Amendment Proposal and if necessary, the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal and the Target Amendment Proposal?

A.     The Company’s directors and officers have interests in the Extension Amendment Proposal and the Target Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Public

Shares, Founder Shares and Private Placement Warrants. See the sections entitled “Proposal 1. The Extension Amendment Proposal — Interests of Certain Persons” and “Proposal 2. The Target Amendment Proposal — Interests of Certain Persons” in this proxy statement.

Q.     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Target Amendment Proposal?

A.     No. There are no appraisal rights available to the Company shareholders in connection with the Extension Amendment Proposal or the Target Amendment Proposal.

Q.     If I own a public warrant or a public right, can I exercise redemption rights with respect to my public warrants or public rights?

A.     No. The holders of public warrants or public rights issued in connection with the IPO (a one-half warrant to purchase one Class A Ordinary Share and one right were included in the units sold in the IPO) with each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share and each right to receive one-tenth of one Class A ordinary share upon the consummation of an initial Business Combination have no redemption rights with respect to such public warrants or public rights.

Q.     If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.     No. Holders of outstanding Units must separate the underlying Public Shares, public rights and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.     What do I need to do now?

A.     You should read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal, the Target Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I exercise my redemption rights?

A.     In connection with the Extension Amendment Proposal and the Target Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, the Company shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated May 3, 2022, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on July 28, 2025 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Trustee, that the Company redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of the Company’s transfer agent is listed under the question “Who can help answer my questions?” below. The Company requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to the Company’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

The Company’s shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment and the Target Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Target Amendment Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.     What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to the Company shareholders for a Business Combination Extraordinary General Meeting to be held on a later date.

Q.     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.     the Company will pay the cost of soliciting proxies for the Extraordinary General Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

A SPAC II Acquisition Corp.
289 Beach Road
#03-01
Singapore 199552
Attention: Chief Executive Officer
Email: serena@firsteuro.co

You may also contact the proxy solicitor for the Company at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Tel: 877-870-8565 (toll-free) or
(206) 870-8565 (banks and brokers can call collect)
Email: ksmith@advantageproxy.com

To obtain timely delivery, the Company shareholders must request the materials no later than July 25, 2025, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on July 28, 2025 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 30, 2025
FIRST MAILED ON OR ABOUT JULY 16, 2025

Date, Time and Place of the Extraordinary General Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of A SPAC II Acquisition Corp. (the “Company,” “ASCB,” or “we”), a British Virgin Islands business company, in connection with the Extraordinary General Meeting of Shareholders to be held on July 30, 2025, at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Extraordinary General Meeting, and any adjournments thereof, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/j/99400381907?pwd=u9TfaLz9aonX4JrWaybRZ7lNQLGmWx.1 (or by calling 877 853 5257 (Toll Free); Meeting ID: 994 0038 1907; Passcode: 412606). We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world. You will be able to attend, vote your shares, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit questions during the Extraordinary General Meeting via a live audio cast available at https://loeb.zoom.us/j/99400381907?pwd=u9TfaLz9aonX4JrWaybRZ7lNQLGmWx.1 (or by calling 877 853 5257 (Toll Free); Meeting ID: 994 0038 1907; Passcode: 412606). We encourage shareholders to attend the Extraordinary General Meeting virtually.

The principal executive office of the Company is 289 Beach Road, #03-01, Singapore 199552, and its telephone number, including area code, is +(65) 6818 5796.

Purpose of the Extraordinary General Meeting

At the Extraordinary General Meeting, you will be asked to consider and vote upon the following matters:

1.      A proposal to amend and restate the Company’s amended and restated memorandum and articles of association (the “Charter”) to allow the Company to extend the date by which it has to consummate a business combination (the “Extension”) for an additional twenty-four months from August 5, 2025 (the “Termination Date”) to August 5, 2027 (the termination date as so extended, the “Extended Date”) (the “Extension Amendment”) by deleting the Charter in its entirety and substituting it with the fourth amended and restated memorandum and articles of association of the Company in the form set forth in Annex A hereto, subject to registration by the Registrar of Corporate Affairs of the British Virgin Islands (we refer to this proposal as the “Extension Amendment Proposal”).

2.      A proposal to allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “Target Amendment Proposal”).

3.      A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Target Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Target Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Company’s current Charter provides that the Company has until August 5, 2025 (i.e. 39 months from the consummation of our initial public offering (the “IPO”)) to complete a Business Combination (the “Combination Period”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (the “Business Combination”).The Company believes there will not be sufficient time to consummate a business combination before the current

Termination Date of August 5, 2025. The Company needs more time to consummate the Business Combination and wants to extend the Combination Period from August 5, 2025 to August 5, 2027. In addition, the Company understands that its sponsor, A SPAC II (Holdings) Corp. (the “Sponsor”), does not currently plan to contribute any fund to the Trust Account to extend the Company’s current Termination Date.

If the Extension Amendment Proposal is not approved, and we have not consummated a business combination by the August 5, 2025, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Class A ordinary share and our rights to receive one-tenth of one Class A ordinary share will expire worthless.

If the Extension Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period for an additional twenty-four (24) months up to August 5, 2027.

The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of a target company to undertake a Business Combination. Pursuant to its initial public offering prospectus, the Company currently cannot undertake a Business Combination with any China-based Target. If the Target Amendment Proposal is approved, the Company will be allowed to undertake a Business Combination with a China-based Target which allows it to access to a larger pool of potential targets and provide additional flexibility for the Company to consummate a Business Combination by the Termination Date.

On July 11, 2025, the redemption price per Public Share was approximately $11.81 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $4.6 million as of July 11, 2025 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on the OTC on July 11, 2025 was $11.49. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if the Company does not complete a Business Combination on or before the Termination Date.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on July 2, 2025 (the “Record Date”) and only shareholders of record on that day will be entitled to vote at the Extraordinary General Meeting and any adjournments thereof.

Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class, with each share entitling the holder to one vote. The Company’s ordinary shares (“Ordinary Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Company’s CEO either by a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about July 15, 2025.

Dissenters’ Right of Appraisal

Holders of Ordinary Shares do not have appraisal rights under the laws of British Virgin Islands or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the meeting is 5,687,978. Each Ordinary Share is entitled to one vote. The presence in person (whether virtual or in-person) or by proxy at the Extraordinary General Meeting of the holders of not less than 50 percent of the votes of the Ordinary Shares entitled to vote at the Extraordinary General Meeting will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Target Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 and 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Extraordinary General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of the shares represented by attendance or by proxy which were present at the Extraordinary General Meeting and were voted	No
Target Amendment	Majority of the shares represented by attendance or by proxy which were present at the Extraordinary General Meeting and were voted	No
Adjournment	Majority of the shares represented by attendance or by proxy which were present at the Extraordinary General Meeting and were voted	Yes

Abstentions and broker non-votes will have no effect on the vote for each of the proposals.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of Ordinary Shares that you own.

•        You can vote your shares in advance of the Extraordinary General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Extension Amendment Proposal, the Target Amendment Proposal and the Adjournment Proposal.

•        You can participate in the Extraordinary General Meeting virtually and vote during the Extraordinary General Meeting even if you have previously voted by submitting a proxy as described above. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your ordinary shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy
P.O. Box 10904
Yakima, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565
ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Shareholders

Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of Proxy Statement for future shareholder meetings of the Company, please specify such request to Advantage Proxy, P.O. Box 10904, Yakima, WA 98909, Toll Free: 877-870-8565, ksmith@advantageproxy.com.

If you share an address with at least one other shareholder and currently receive multiple copies of Proxy Statement, and you would like to receive a single copy of Proxy Statement, please specify such request to Advantage Proxy, P.O. Box 10904, Yakima, WA 98909, Toll Free: 877-870-8565, ksmith@advantageproxy.com.

Redemption Rights

Pursuant to our current Charter, each holder of our Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Extraordinary General Meeting. Regardless whether you vote “FOR” or “AGAINST”, or whether they abstain from voting on, the Extension Amendment Proposal and the Target Amendment Proposal, if your redemption request is properly made and the Extension Amendment Proposal and Target Amendment Proposal are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account (calculated as of two business days prior to the Extraordinary General

Meeting), including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses). For illustrative purposes, based on funds in the Trust Account of approximately $4.6 million on July 11, 2025, the estimated per share redemption price would have been approximately $11.81.

In order to exercise your redemption rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on July 28, 2025 (two business days before the Extraordinary General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

and

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any redemption request, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Extension Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

If you exercise your redemption rights, your ordinary shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Extension Amendment Proposal and the Target Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses). You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment is not approved and we do not consummate an initial business combination by August 5, 2025, we may be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase, and rights to receive, ordinary shares will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of July 11, 2025.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
A SPAC II (Holdings) Corp.(2)	5,000,000		87.9%
Serena Shie	—		—
Anson Chan	—		—
Malcolm F. MacLean IV	—		—
Ka Wo Chan	—		—
Bryan Biniak	—		—
Paul Cummins	—		—
Claudius Tsang	—		—
All Officers and Directors as a Group (7 persons)	—		—
Yip Tsz Yan(2)	5,000,000	(3)	87.9%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 289 Beach Road #03-01 Singapore 199552.

(2)      A SPAC II (Holdings) Corp. is controlled by Ms. Yip Tsz Yan.

(3)      Consists of shares held by A SPAC II (Holdings) Corp.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

The proposed Extension Amendment would amend and restate our current Charter to allow the Company to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional twenty-four months from August 5, 2025 (the “Termination Date”) to August 5, 2027 (the termination date as so extended, the “Extended Date”) by deleting the Charter in its entirety and substituting it with the fourth amended and restated memorandum and articles of association of the Company. The fourth amended and restated memorandum and articles of association of the Company will become effective once it is filed and registered by the Registrar of Corporate Affairs of the British Virgin Islands.

The Company’s current Charter provides that the Company has until August 5, 2025 (i.e. 39 months from the consummation of our IPO) to complete a Business Combination (the “Combination Period”).

If the Extension Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period for an additional twenty-four (24) months up to August 5, 2027.

The complete text of the proposed fourth amended and restated memorandum and articles of association of the Company is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed fourth amended and restated memorandum and articles of association of the Company in its entirety for a more complete description of its terms.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment Proposal and is to allow the Company additional time to complete an initial business combination (the “Business Combination”). The Company believes that there will not be sufficient time to consummate a business combination before the current Termination Date of August 5, 2025. The Company needs more time to consummate the Business Combination and wants to extend the Combination Period from August 5, 2025 to August 5, 2027. In addition, the Company understands that its sponsor, A SPAC II (Holdings) Corp. (the “Sponsor”), does not currently plan to contribute any fund to the Trust Account to extend the Company’s current Termination Date.

If the Extension Amendment Proposal is not approved, and we have not consummated a business combination by August 5, 2025, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our public warrants or public rights or private placement warrants. The warrants and rights will expire worthless if we fail to complete our initial business combination by current Termination Date.

Interests of Certain Persons

When you consider the recommendation of the Board in favor of adoption of the Extension Amendment Proposal and the Target Amendment Proposal, you should keep in mind that the Company’s Sponsor, directors and officers (collectively, “Initial Shareholders”) have interests in completing a Business Combination that are different from, or in addition to, your interests as a shareholder, including:

•        The Sponsor has agreed not to redeem any Founder Shares held by it in connection with a shareholder vote to approve an initial business combination.

•        The continued indemnification of our current directors and officers and the continuation of directors’ and officers’ liability insurance after a Business Combination.

•        ASCB’s Sponsor has fiduciary obligations to its members and Mr. Ka Wo Chan (ASCB’s director), are a member of our Sponsor. Because Mr. Ka Wo Chan has a fiduciary obligation to both ASCB and the Sponsor, he has a conflict of interest when voting.

•        If the Target Amendment Proposal is not approved, the Company will be unable to consummate a Business Combination with a China-based Target.

•        None of ASCB’s officers or directors is required to commit his or her full time to ASCB’s affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•        ASCB’s officers and directors may have a consulting relationship with other corporations and may have a conflict of interest including but not limited to allocating his or her time among various business activities.

•        In the course of their other business activities, ASCB’s officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to ASCB as well as the other entities with which they are affiliated. ASCB’s management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•        the Initial Shareholders, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred related to identifying, investigating, and consummating an initial business combination, provided, that, if the Company does not consummate a business combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such reimbursements so long as no proceeds from the Trust Account are used for such repayment.

Additionally, if the Extension Amendment Proposal and the Target Amendment Proposal are approved and the Company consummates an initial business combination, our officers and directors may have additional interests as described in a separate proxy statement/prospectus for such transaction.

If an initial business combination is not completed by August 5, 2025, the Company will be required to liquidate. In such event:

•        5,000,000 Founder Shares held by the Sponsor (consisting of (i) 4,900,000 of the Company’s Class A ordinary shares issued in exchange for the 4,900,000 of the Company’s Class B ordinary shares that were issued prior to our IPO, pursuant to a Share Exchange Agreement between the Company and the Sponsor dated December 7, 2023 and (ii) 100,000 of the Company’s Class B ordinary shares), which were acquired for an aggregate purchase price of $25,000, will become worthless. The 100,000 Class B ordinary shares will automatically be converted into the Company’s Class A ordinary shares at the consummation of the Business Combination. The Founder Shares had an aggregate market value of approximately $57.5 million based on the closing price of the Class A ordinary shares of $11.49 per share on the OTC as of July 11, 2025. The Sponsor, the Company’s officers and directors waived their redemption rights and liquidation rights in connection with the purchase of the Founder Shares and no other consideration was paid for such agreement.

•        8,966,000 warrants purchased by the Sponsor for $8,966,000 will become worthless. At the consummation of the Business Combination, such warrants would have an aggregate market value of approximately $89,660 based on the closing price of the Warrants of $0.01 per Warrant on the OTC as of July 11, 2025.

•        If a business combination is not completed by August 5, 2025, the Company’s Initial Shareholders will lose a combined aggregate amount of approximately $57.5 million based on the closing price of the Class A ordinary shares on the OTC at $11.49 per share on July 11, 2025.

•        Because of these interests, the Company’s Initial Shareholders, current directors and officers could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the ASCB’s Ordinary Shares declined to $5.00 per share after the close of the business combination, ASCB’s public shareholder that purchased shares in the initial public offering, would have a loss of

$5.00 per share, while ASCB’s Initial Shareholders, ASCB’s current directors and officers would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, the Company’s Initial Shareholders, ASCB’s current directors and officers can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the post-combination company.

There are no assurances that the Charter Amendment and Extension, even if approved and implemented, will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that an agreement for a Business Combination will be signed or if signed that it will be consummated prior to the Extended Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented and the Company enters into a business combination agreement, the Company expects to seek shareholder approval of a Business Combination. We are required to offer public shareholders the opportunity to redeem public shares in connection with the Extension Amendment, and we will be required to offer public shareholders redemption rights again in connection with the shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with shareholder votes on each of the Extension or a business combination vote could exacerbate these risks.

Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Committee on Foreign Investment in the U.S. (“CFIUS”) is an interagency committee authorized to review certain transactions involving acquisitions and investments in the U.S. by foreign persons in order to determine the effect of such transactions on the national security of the U.S. CFIUS has jurisdiction to review transactions that could result in control of a U.S. business directly or indirectly by a foreign person, certain non-controlling investments that afford the foreign investor non-passive rights in a “TID U.S. business” (defined as a U.S. business that (1) produces, designs, tests, manufactures, fabricates, or develops one or more critical technologies; (2) owns or operates certain critical infrastructure; or (3) collects or maintains directly or indirectly sensitive personal data of U.S. citizens), and certain acquisitions, leases, and concessions involving real estate even with no underlying U.S. business. Certain categories of acquisitions of and investments in a U.S. business also may be subject to a mandatory notification requirement.

Our sponsor, A SPAC II (Holdings) Corp., a British Virgin Islands company, is controlled by Ms. Yip Tsz Yan, a non-U.S. person. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If the Extension Amendment Proposal is not approved, and we cannot complete our Business Combination by August 5, 2025 because the review process drags on beyond the Combination Period or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $11.81 per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, we would be required to meet burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination. In that case, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead to liquidate itself.

There is currently uncertainty concerning the applicability of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder, to a special purpose acquisition company such as ASCB. Notwithstanding an investment of proceeds in government securities, ASCB could nevertheless be considered to be operating as an unregistered investment company, and the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that ASCB may be considered an unregistered investment company.

If ASCB is deemed to be an investment company under the Investment Company Act, ASCB’s activities would be severely restricted and ASCB would be subject to burdensome compliance requirements. Although ASCB does not believe that its principal activities will subject itself to regulation as an investment company under the Investment Company Act, if ASCB is deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, ASCB would be subject to additional regulatory burdens and expenses for which ASCB has not allotted funds. As a result, unless ASCB were able to modify its activities so that ASCB would not be deemed an investment company, ASCB would expect to abandon its efforts to complete an initial business combination and instead to liquidate itself. If ASCB is required to liquidate and dissolve, its investors would not be able to realize the benefits of owning shares in the post-business combination company, including the potential appreciation in the value of ASCB’s shares, warrants and rights following such a transaction. In addition, in the event of ASCB’s liquidation and dissolution, ASCB’s warrants and rights would expire worthless.

Since the Sponsor, our directors, and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants and rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of (i) 5,000,000 Founder Shares (consisting of (i) 4,900,000 of the Company’s Class A ordinary shares issued in exchange for the 4,900,000 of the Company’s Class B ordinary shares that were issued prior to our IPO, pursuant to a Share Exchange Agreement between the Company and the Sponsor dated December 7, 2023 and (ii) 100,000 of the Company’s Class B ordinary shares) that were purchased by the Sponsor for an aggregate purchase price of $25,000 and (ii) 8,966,000 Private Placement Warrants purchased by the Sponsor for an aggregate purchase price of $8,966,000. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. In addition, certain of our executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our Ordinary Shares experience a negative rate of return, due to having initially purchased the shares of Class B ordinary shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors, and officers may have influenced their motivation in identifying and selecting its target business combination and consummating an initial business combination in order to close an initial business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Vote Required

Approval of the amendment and restatement to the amended and restated memorandum and articles of association requires the affirmative vote of a majority of the votes of the Ordinary Shares entitled to vote thereon which were present at the Extraordinary General Meeting and were voted. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will have no effect on the vote for each of the proposals.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Extension Amendment proposal.

PROPOSAL 2 — THE TARGET AMENDMENT PROPOSAL

Overview

The proposed Target Amendment would amend and restate our current Charter to allow the Company to undertake a Business Combination with any entity with its principal business operations in China (including Hong Kong and Macau) (each, a “China-based Target”). Pursuant to its initial public offering prospectus, the Company was prohibited from undertaking an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau).

The Board believes that it is in the best interests of its shareholders that the restrictions be removed so that the Company can pursue China-based Targets and has the flexibility to include China-based Targets in its search for potential targets for a Business Combination. If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that the Company can pursue, allowing it to access to a bigger pool of potential targets, and additional flexibility for consummating an initial business combination by the Termination Date. The Company intends to hold a business combination meeting at a future date to approve a Business Combination.

Reason for the Target Amendment Proposal

The purpose of the Target Amendment Proposal is to provide the Company the flexibility to complete a Business Combination with a China-based Target. If the Target Amendment Proposal is approved, the Company will be allowed to undertake a Business Combination with a China-based Target which allows it to access to a larger pool of potential target candidates and provide additional flexibility for the Company to consummate a Business Combination by the Termination Date. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying a suitable target business and completion of a Business Combination, and the market opportunity the Company has observed in China, it is in the best interests of its shareholder to approve the Target Amendment Proposal.

If the Target Amendment Proposal is Not Approved

If the Target Amendment Proposal is not approved, and we are unable to consummate a Business Combination with a company other than a China-based Target by the Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event we wind up.

The Sponsor and the officers, directors and the initial shareholders of the Company waived their rights to participate in any liquidation distribution with respect to the 5,000,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Target Amendment Proposal is Approved

If the Target Amendment Proposal is approved, we will continue to work to consummate a Business Combination and may decide to consummate our Business Combination with a China-based Target. In that case, the combined company may face various legal and operational risks and uncertainties associated with being based in China.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by the Company’s shareholders on a Business Combination will occur at a separate Business Combination Meeting of the Company’s shareholders, to be held at a later date, and the solicitation of proxies from its shareholders in connection with such separate Business Combination Meeting, and the related right of its shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Target Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Target Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Interests of Certain Persons

See disclosure under the section entitled “Proposal 1. The Extension Amendment Proposal — Interests of Certain Persons.”

Risks Related to Our Possible Business Combination with a China-based Target

If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may conduct our search in China and pursue a Business Combination with a China-based Target. As a result, we may be subject to risks related to changes in the legal, political and economic policies of the Chinese government, and the relations between China and the United States, and risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of certain industries, regulatory review of overseas listing of PRC companies through a special purpose vehicle and the validity and enforcement of the VIE Agreements (as defined below. Due to PRC legal restrictions on foreign ownership in certain industries, neither the post-combination entity nor its subsidiaries may own any equity interest in the China-based Target’s operating entity in a restricted industry, which is known as variable interest entity, or a VIE. Instead, a series of contractual arrangements (the “VIE Agreements”) may be entered into between the VIEs, the VIEs’ founders and owners, on one side, and a PRC subsidiary of the post-combination entity, on the other side.

VIE Agreements normally include: (i) certain power of attorney agreements, a share pledge agreement and certain loan agreements; (ii) an exclusive business cooperation agreement which allows the post-combination entity to receive substantially all of the economic benefits from the VIE; and (iii) certain exclusive option agreements and certain spouse consent letters which provide us with an exclusive option to purchase all or part of the equity interests in and/or assets of the VIE when and to the extent permitted by PRC laws (“VIE structure”). The China-based Target, through VIE Agreements, can consolidate the financial results of the VIE in its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, for accounting purposes. The post-combination entity or its shareholder do not directly hold equity interests in the VIEs after the Business Combination under the VIE structure, and therefore, such corporate structure is subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of internet technology companies, regulatory review of oversea listing of PRC companies through a special purpose vehicle, and the validity and enforcement of the VIE Agreements. VIE structure is also subject to the risks of uncertainty about any future actions of the PRC government in this regard that could disallow the VIE structure, which would likely result in a material change in the post-combined company’s operation and may cause the value of our securities of post-combination entity depreciate significantly or become worthless.

VIE structure may not be as effective as equity ownership and the company may incur substantial costs to enforce the terms of the arrangements. Since the post-combination entity and its shareholders do not directly own equity interest in VIE and the shareholders of VIE still own the shares of VIE after the Business Combination, the VIE structure has its inherent risks that may affect your investment, including less effectiveness and certainties than equity ownership and potential substantial costs to enforce the terms of the VIE Agreements. The shareholders of VIE may not act in the best interests of the post-combined company or may not perform their obligations under the VIE Agreement. If VIE or the shareholders of the VIE breach their contractual obligations under the VIE Agreements, the post-combined company may have difficulty in enforcing any rights it may have under the VIE Agreements with the VIE, its founders and owners, in PRC because all of the VIE Agreements are governed by the

PRC laws and provide for the resolution of disputes through arbitration in the PRC. The post-combination entity may have to incur substantial costs and expend significant resources to enforce such VIE Agreements in reliance on legal remedies under PRC law.

In connection with litigation, arbitration or other judicial or dispute resolution proceedings, assets under the name of any of record holder of equity interest in the VIE, including such equity interest of such record holder, may be put under court custody. As a consequence, we cannot be certain that the equity interest will be disposed pursuant to the VIE Agreements or that the ownership by the record holder of such equity interest will be unchallenged. In addition, if we acquire a China-based Target through VIE Agreements, investors in our common stock following a Business Combination would not hold equity interests in the VIE domiciled in China and would instead hold equity interests in a holding company. You may never hold equity interests in the VIE.

All of the VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China in accordance with PRC legal procedures. There are uncertainties in the PRC legal system that could limit the post-combination company’s ability to enforce the VIE Agreements. The VIE Agreements have not been widely tested in a court of law in the PRC and there remain significant uncertainties regarding the ultimate outcome of arbitration should legal action become necessary. Furthermore, VIE Agreements may not be enforceable in China if PRC government authorities or courts take a view that such VIE Agreements contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In addition, there is uncertainty as to whether the courts in the PRC would recognize or enforce judgments of U.S. courts against us or such persons predicated upon the civil liability provisions of the securities laws of the United States or any state. In the event that the post-combined entity is unable to enforce the VIE Agreements, the post-combined entity may not be able to consolidate the financial results of the VIE through the VIE Agreements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS as primary beneficial for accounting purposes, and the post-combination entity may be precluded from operating the business, which will have a material adverse effect on its financial condition and results of operations. In addition, there is uncertainty as to whether the courts the PRC would recognize or enforce judgments of U.S. courts against us or such persons predicated upon the civil liability provisions of the securities laws of the United States or any state.

Although the PRC authorities do not require permission to entry of VIE Agreements, recently the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the “Opinions on Severely Cracking Down on Illegal Securities Activities According to Law,” or the Opinions, which was made available to the public on July 6, 2021, pursuant to which the PRC government will strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings of Chinese companies. The Opinions and any related implementing rules to be enacted may subject VIE structure to compliance requirement in the future. Given the current regulatory environment in the PRC, uncertainty of different interpretation and enforcement of the rules and regulations in the PRC may be adverse to our Business Combination with a China-based Target or the post-combined company, which may take place quickly with little advance notice.

The governing PRC laws and regulations are sometimes vague and uncertain and can change quickly with little advance notice, which may result in a material change in the post-combined company’s operations, cause the value of our shares after we complete our Business Combination to significantly decline or be worthless, or substantially limit or completely hinder the post-combined company’s ability to offer or continue to offer securities to investors. The PRC government has significant authority to exert influence on the ability of a China-based company to conduct its business, make or accept foreign investments or list on a U.S. stock exchange. The PRC government has published policies that significantly affected certain industries such as the education and internet industries, and we cannot rule out the possibility that it will in the future release regulations or policies regarding any industry that could adversely affect our potential Business Combination with a PRC operating business and the business, financial condition, and results of operations of the combined company. The PRC government also initiated a series of regulatory actions and statements to regulate business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using VIE structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement. Since these statements and regulatory actions are new, it is highly uncertain how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to acquire or merge with a company with major operations in China, the China-based Target’s daily business operations in China, and post-combined company’s ability to conduct its business, accept foreign investments, or list on an U.S. or other foreign exchange.

The PRC government also initiated a series of regulatory actions and statements to regulate business operations in China, including adopting new measures to extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement. For example, according to the New Measures for Cybersecurity Review (the “New Measures”) effective on February 15, 2022, network platform operators with personal information of more than one million users must apply for cybersecurity review to the Cyber Security Review Office when they go public abroad, and accordingly these companies may not be willing to list on a U.S. stock exchange or enter into a definitive business combination agreement with us. We currently face risks associated with regulatory approvals of the proposed business combination between us and the target, offshore offerings, anti-monopoly regulatory actions, and cybersecurity and data privacy. The Chinese government may also intervene with or influence the operations of the PRC operating entities as the government deems appropriate to further regulatory, political and societal goals at any time and may exert more control over offerings conducted overseas and/or foreign investment in China-based issuers. Any such action, once taken by the PRC government, could result in a material change in the operations of the PRC operating entities, including our search for a PRC target business, and/or the value of our securities, and make it more difficult and costly for us to consummate a Business Combination with a China-based Target. In addition, any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless. Changes in China’s economic, political or social conditions, as well as possible interventions and influences of any government policies and actions; as well as uncertainties with respect to the PRC legal system could have a material adverse effect on our operation and the value of our securities.

Permission Required from the PRC Authorities and PRC Limitations on Overseas Listing and Share Issuances If We Acquire a China-based Target (Post-Business Combination)

As we do not have any operations in China, and given that (a) the China Securities Regulatory Commission (the “CSRC”), currently has not issued any definitive rule or interpretation concerning whether companies like ours are subject to the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”); and (b) our company is a blank check company incorporated in the British Virgin Islands rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation and while seeking a target for the Business Combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the Cyberspace Administration of China (the “CAC”).

If we acquire a China-based Target, we may be required to obtain approval from Chinese authorities, including the CSRC or CAC, to list on U.S. exchanges or issue securities to foreign investors post Business Combination with a China-based Target. If approval is required in the future and we were denied permission from Chinese authorities to list on U.S. exchanges, the post-combination entity may not be able to apply for listing on a U.S. exchange, which would materially affect the interest of our investors. It is uncertain when and whether we will be required to obtain permission from the PRC government to list on U.S. exchanges in the future, and even when such permission is obtained, whether it will be denied or rescinded. Our operations may be adversely affected in the future, directly or indirectly, by existing or future laws and regulations relating to the China-based Target’s business or industry and oversea listing and share issuance.

Transfers of Cash to and from Our Post-Combination Entity If We Acquire a China-based Target (Post-Business Combination)

We are a blank check company with no operations of our own and no subsidiaries except searching for a suitable target to consummate a Business Combination. As of the date hereof, no transfers, dividends, or distributions have been made by us.

If the Target Amendment Proposal is approved, we may pursue a Business Combination with a China-based Target which might require a VIE structure. As a result, although other means are available for the post-combination entity to obtain financing at the holding company level, the post-combination entity’s ability to pay dividends to its shareholders and to service any debt it may incur may depend upon dividends paid by the China-based Target’s subsidiaries. If any of the post-combination entity’s subsidiaries incurs debt on its own in the future, the instruments governing such debt may restrict its ability to pay dividends to the post-combination entity. In addition, the PRC subsidiaries of the post-combination entity and VIE are required to make appropriations to certain statutory reserve funds, which are not distributable as cash dividends except in the event of a solvent liquidation of the companies.

In order for the post-combination entity to pay dividends to its shareholders, the post-combination entity will rely on payments made from the VIE to the PRC subsidiary of the post-combined entity, a wholly foreign-owned enterprise (“WFOE”), pursuant to the VIE Agreements, and the distribution of such payments from the WFOE to the post-combination entity as dividends from the subsidiaries of the post-combined entity. Such dividends and other distributions may be subject to the PRC government’s regulations relating to the conversion of Renminbi into foreign currencies and the remittance of such currencies out of the PRC, which may limit the post-combination entity’s PRC subsidiaries’ ability to distribute earnings to the post-combination entity or may otherwise adversely affect the post-combination entity. Furthermore, even though the post-combination entity may wish to transfer cash proceeds raised from overseas financing activities to its PRC subsidiaries via capital contribution or shareholder loans, the PRC government’s regulations relating to foreign exchange may limit the post-combination entity’s ability to make loans to or inject capital into its PRC subsidiaries or the ability of its PRC subsidiaries to pay back such loans to the post-combination entity.

Investment in Chinese companies, which are governed by the Foreign Investment Law, and the dividends and distributions from a China-based operating company are subject to regulations and restrictions on dividends and payment to parties outside of China. Furthermore, if certain procedural requirements are satisfied, the payment in foreign currencies on current account items, including profit distributions and trade and service-related foreign exchange transactions, can be made without prior approval from State Administration of Foreign Exchange (the “SAFE”) or its local branches. However, where RMB would be converted into foreign currency and remitted out of China to pay capital expenses, such as the repayment of loans denominated in foreign currencies, approval from or registration with competent government authorities or its authorized banks is required. The PRC government may take measures at its discretion from time to time to restrict access to foreign currencies for current account or capital account transactions. If the foreign exchange control regulations prevent the VIE or PRC subsidiaries of the combined company from obtaining sufficient foreign currencies to satisfy their foreign currency demands, the VIE or PRC subsidiaries of the combined company may not be able to pay dividends or repay loans in foreign currencies to their offshore intermediary holding companies and ultimately to the post-combination company. We cannot assure you that new regulations or policies will not be promulgated in the future, which may further restrict the remittance of RMB into or out of the PRC. We cannot assure you, in light of the restrictions in place, or any amendment to be made from time to time, that the PRC subsidiaries of the post-combination company will be able to satisfy their respective payment obligations that are denominated in foreign currencies, including the distribution of earnings from our businesses, including subsidiaries, to be parent company and U.S. investors as well as the ability to settle amounts owed under contractual agreements. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our subsidiaries or the VIE, if any.

Current PRC regulations permit the indirect subsidiaries of the post-combination entity to pay dividends to the post-combination entity only out of their accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, each of the subsidiaries of the post-combination company in China is required to set aside at least 10% of its after-tax profits each year, if any, to fund a statutory reserve until such reserve reaches 50% of its registered capital. Each of such entity in China is also required to further set aside a portion of its after-tax profits to fund the employee welfare fund, although the amount to be set aside, if any, is determined at the discretion of its board of directors. Although the statutory reserves can be used, among other ways, to increase the registered capital and eliminate future losses in excess of retained earnings of the respective companies, the reserve funds are not distributable as cash dividends except in the event of liquidation.

Cash dividends, if any, on our common stock will be paid in U.S. dollars. If the post-combination entity is considered a PRC tax resident enterprise for tax purposes, any dividends the post-combination entity pay to its overseas stockholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at a rate of up to 10.0%.

Furthermore, the transfer of funds among the PRC subsidiaries are subject to the Provisions of the Supreme People’s Court on Several Issues Concerning the Application of Law in the Trial of Private Lending Cases (2020 Revision, the “Provisions on Private Lending Cases”), which was issued by the Supreme People’s Court of the People’s Republic of China on August 25, 2015 and amended on August 19, 2020 and December 29, 2020, respectively, to regulate the financing activities between natural persons, legal persons and unincorporated organizations. The Provisions on Private Lending Cases do not apply to the disputes arising from relevant financial services such as loan disbursement by financial institutions and their branches established upon approval by the financial regulatory authorities to engage in lending business. The Provisions on Private Lending Cases set forth that private lending contracts will be deemed invalid under the circumstance that (i) the lender swindles loans from financial institutions for relending; (ii) the lender relends the funds obtained by means of a loan from another profit-making legal person, raising funds from its employees, or illegally taking deposits from the public; (iii) the lender who has not obtained the lending qualification according to the law lends money to any unspecified object of the society for the purpose of making profits; (iv) the lender lends funds to a borrower when the lender knows or should have known that the borrower intended to use the borrowed funds for illegal or criminal purposes; (v) the lending is violations of public orders or good morals; or (vi) the lending violates mandatory provisions of laws or administrative regulations. The Provisions on Private Lending Cases set forth that the People’s Court shall support the interest rates not exceeding four times of the market interest rate quoted for one-year loan at the time the private lending contracts were entered into.

Recent PCAOB Developments

We are a blank check company incorporated under the laws of the British Virgin Islands with our office located in 289 Beach Road #03-01 Singapore 199552. Our independent accountant, Marcum Asia CPAs LLP (“Marcum Asia”), is a United States accounting firm based in New York City and is subject to regular inspection by the United States Public Company Accounting Oversight Board (“PCAOB”) and is subject to laws in the United States in relation to PCAOB’s applicable professional standards.

If the Target Amendment Proposal is approved and we may pursue a Business Combination with a China-based target, we may be subject to Holding Foreign Companies Accountable Act, as amended by the Consolidated Appropriations Act, 2023 (the “HFCAA”) and related regulations. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which, if signed into law, would amend the HFCAA and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years. On December 29, 2022, the Consolidated Appropriations Act was signed into law by President Biden. The Consolidated Appropriations Act contained, among other things, an identical provision to the AHFCAA, which reduces the number of consecutive non-inspection years required for triggering the prohibitions under the HFCA Act from three years to two years. If our securities are unable to be listed on another securities exchange by then, such a delisting would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with a potential delisting would have a negative impact on the price of our securities. For instance, the HFCAA would restrict our ability to consummate a Business Combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for two consecutive years. The HFCAA also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China. We may not be able to consummate a Business Combination with a favored target business due to these laws.

Notwithstanding the foregoing, in the event that we decide to consummate our initial business combination with a target business based in or primarily operating in China, if there is any regulatory change which prohibits the independent accountants from providing audit documentations located in mainland China or Hong Kong to the PCAOB for inspection or investigation or the PCAOB expands the scope of the Determination Report so that the target company or the combined company is subject to the HFCAA, as the same may be amended, you may be deprived of the benefits of such inspection which could result in limitation or restriction to our access to the U.S. capital markets and the trading of our securities on a national securities exchange or in the over-the-counter trading market in the U.S. may be prohibited and our securities may be delisted by such exchange under the HFCAA. On December 29, 2022, the President signed the Consolidated Appropriations Act, 2023, which, among other things, amended the HFCAA to reduce the number of consecutive years an issuer can be identified as a Commission-Identified Issuer before the Commission must impose an initial trading prohibition on the issuer’s securities from three years to two years. Therefore, once an issuer is identified as a Commission-Identified Issuer for two consecutive years, the Commission is required under the HCFAA to prohibit the trading of the issuer’s securities on a national securities exchange and in the over-the-counter market. If the combined company’s auditor cannot be inspected by the PCAOB for two consecutive years, the trading of the securities on any U.S. national securities exchanges as well as any over-the-counter trading in the U.S. will be prohibited and our securities may be delisted by such exchange.

Any of these actions, or uncertainties in the market about the possibility of such actions, could adversely affect our prospects to successfully complete a business combination with a China-based Target, our access to the U.S. capital markets and the price of our shares.

Future developments in respect of increased U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures.

Other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a Business Combination with certain China-based businesses.

Enforceability of Civil Liability

There is uncertainty if any officers and directors of the post-combination entity will be located outside the United States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the Business Combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

In particular, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States and many other countries and regions, and you may have to incur substantial costs and contribute significant time to enforce civil liabilities and criminal penalties in reliance on legal remedies under PRC laws. Therefore, recognition and enforcement in the PRC of judgement of United States courts in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Risks Related to Acquiring a China-based Target

If the Target Amendment Proposal is approved, we may consider a Business Combination with China-based Target, which may subject the post-combination entity to the laws, regulations, and policies of the PRC. As a result, in the future we may be subject to risks related to the PRC as discussed below.

We may undertake our Business Combination with an entity or business which is based in a foreign country and the laws and regulations of such foreign countries may not afford U.S. investors or regulatory agencies access to information normally available to them with respect to U.S. based entities.

In November 2020, the SEC Staff issued guidance regarding certain risks and considerations that should be considered by investors regarding foreign entities, specifically the limited ability of U.S. investors and regulatory agencies to rely upon or obtain information from foreign based entities, specifically China based entities, under the laws and regulations of such foreign countries. As stated by the SEC Staff. “Although China-based Issuers that access the U.S. public capital markets generally have the same disclosure obligations and legal responsibilities as other non-U.S. issuers, the Commission’s ability to promote and enforce high-quality disclosure standards for China-based Issuers may be materially limited. As a result, there is substantially greater risk that their disclosures may be incomplete or misleading. In addition, in the event of investor harm, investors generally will have substantially less access to recourse, in comparison to U.S. domestic companies and foreign issuers in other jurisdictions.” Among other potential issues and risks cited by the SEC Staff, the SEC Staff identified restrictions in China which restricted the PCAOB’s ability to inspect audit work and practices of PCAOB-registered public accounting firms in China and on the PCAOB’s ability to inspect audit work with respect to China-based issuer audits by PCAOB-registered public accounting firms in Hong Kong.

Further, current laws and regulations in China as well as other potential target countries, can limit or restrict investigations and similar activities by U.S. regulatory agencies such as the SEC to gather information regarding the securities and other activities of issuers based in the foreign countries where such laws or regulations exist. According to Article 177 of the newly amended PRC Securities Law which became effective in March 2020 (the “Article 177”), the securities regulatory authority of the PRC State Council may collaborate with securities regulatory authorities of other countries or regions in order to monitor and oversee cross border securities activities. Article 177 further provides that overseas securities regulatory authorities are not allowed to carry out investigation and evidence collection directly within the territory of the PRC, and that any Chinese entities and individuals are not allowed to provide documents or materials related to securities business activities to overseas agencies without prior consent of the securities regulatory authority of the PRC State Council and the competent departments of the PRC State Council. Investors should be aware that the U.S. Holding Foreign Companies Accountable Act, which requires that the PCAOB be permitted to inspect an issuer’s public accounting firm within two years, may result in the delisting of the operating company in the future if the PCAOB is unable to inspect the firm. Although we have not identified a potential target business nor any particular country in which a Business Combination may occur, we intend to consider potential target business in foreign jurisdictions, including China based entities and businesses, and therefore investors should be aware of risks related to the ability to obtain information and conduct investigations and be afforded protections by U.S.-based agencies such as the SEC related to any such Business Combination with a target business in a foreign country and consider such risks prior to investing in our securities.

If the PRC government deems that the contractual arrangements in relation to the potential China-based Target, and the VIE, do not comply with PRC regulatory restrictions on foreign investment in the relevant industries, or if these regulations or the interpretation of existing regulations change in the future, we could be subject to severe penalties or be forced to relinquish our interests in those operations.

We are a company with no operations of our own. If the Target Amendment Proposal is approved, there is no restriction in the geographic location of targets that we can pursue and we may pursue a Business Combination with a China-based Target which might require a VIE structure. The China-based Target, through contractual arrangements, exercises effective control over the operating activities that most impact the economic performance, bears the risks of, and enjoys the rewards normally associated with ownership of the entity.

As a result, through such contractual arrangements with the VIE and its shareholders, we may become the primary beneficiary of the VIE, and, therefore, may consolidate the financial results of the VIE in our consolidated financial statements in accordance with U.S. GAAP or IFRS. In that case, following the consummation of a business combination with a China-based Target, our securities would be securities of an offshore holding company instead of shares of the VIE in China. For a summary of the VIE structure and VIE Agreements, see “Proposal No. 2 — The Target Amendment Proposal — Risks Related to Our Possible Business Combination with a China-based Target.”

We would rely on WFOE’s contractual arrangements with the VIE and its shareholders to operate the business. These contractual arrangements may not be as effective as direct ownership in respect of our relationship with the VIE. Under the contractual arrangements, as a legal matter, if the VIE or any of its shareholders executing the VIE Agreements fails to perform its, his or her respective obligations under the contractual arrangements, we may have to incur substantial costs and resources to enforce such arrangements, and rely on legal remedies available under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which we cannot assure you will be effective. For example, if shareholders of a VIE were to refuse to transfer their equity interests in such VIE to us or our designated persons when we exercise the purchase option pursuant to the contractual arrangements, we may have to take a legal action to compel them to fulfil their contractual obligations.

If (i) the applicable PRC authorities invalidate the contractual arrangements for violation of PRC laws, rules and regulations, (ii) any VIE or its shareholders terminate the contractual arrangements, (iii) any VIE or its shareholders fail to perform its/his/her obligations under the contractual arrangements, or (iv) if these regulations change or are interpreted differently in the future, the China-based Target’s business operations in China would be materially and adversely affected, and the value of your securities would substantially decrease or even become worthless. Further, if we fail to renew the contractual arrangements upon their expiration, we would not be able to continue the business operations unless the then current PRC law allows us to directly operate businesses in China.

In addition, if any VIE or all or part of its assets would become subject to liens or rights of third-party creditors, we may be unable to continue some or all of our business activities, which could materially and adversely affect our business, financial condition and results of operations. If any of the variable interest entities undergoes a voluntary or involuntary liquidation proceeding, its shareholders or unrelated third-party creditors may claim rights to some or all of these assets, thereby hindering our ability to operate our business, which could materially and adversely affect our business and our ability to generate revenues.

All of the contractual arrangements will be governed by PRC law and provided for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit our ability to enforce the contractual arrangements. In the event we are unable to enforce the contractual arrangements, we may not be able to exercise effective control over our China-based Target’s operating entities that most impact the economic performance, bears the risks of, and enjoys the rewards for the purpose of consolidating the financial results of the VIE in our consolidated financial statements in accordance with U.S. GAAP or IFRS (as discussed above) and we may be precluded from operating our business, which would have a material adverse effect on our financial condition and results of operations.

Although based on industry practices, VIE contractual arrangements among WFOE, the VIE and its shareholders governed by PRC laws are valid, binding and enforceable, and will not result in any violation of PRC laws or regulations currently in effect, however, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws, regulations and rules. Accordingly, the PRC regulatory authorities may ultimately take a view that is contrary to the accepted industry practices with respect to VIE contractual arrangements. In addition, it is uncertain whether any new PRC laws or regulations relating to VIE structures will be adopted or if adopted, what they would provide. PRC government authorities may deem that foreign ownership is directly or indirectly involved in the VIE’s shareholding structure. If our potential corporate structure and contractual arrangements are deemed by the Ministry of Industry and Information Technology, or MIIT, or the Ministry of Commerce, or MOFCOM, or other regulators having competent authority to be illegal, either in whole or in part, we may lose control of the consolidated VIE and have to modify such structure to comply with regulatory requirements. However, there can be no assurance that we can achieve this without material disruption to the China-based Target’s business. Furthermore, if we consummate a business combination with a China-based Target, and we or the VIE is found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including, without limitation:

•        revoking the business license and/or operating licenses of WFOE or the VIE;

•        discontinuing or placing restrictions or onerous conditions on our operations through any transactions among WFOE, the VIE and its subsidiaries;

•        imposing fines, confiscating the income from WFOE, the VIE or its subsidiaries, or imposing other requirements with which we or the VIE may not be able to comply;

•        placing restrictions on the VIE’s right to collect revenues;

•        requiring us to restructure our ownership structure or operations, including terminating the contractual arrangements with the VIE and deregistering the equity pledges of the VIE, which in turn would affect our ability to consolidate, exercises effective control over the operating activities that most impact the economic performance, bears the risks of, or enjoys the rewards normally associated with ownership of the entity; or

•        taking other regulatory or enforcement actions against us that could be harmful to our business

The imposition of any of these penalties will result in a material and adverse effect on our potential ability to conduct the business. In addition, it is unclear what impact the PRC government actions will have on us and on our ability to consolidate the financial results of the VIE in our consolidated financial statements, if the PRC government authorities were to find our potential corporate structure and contractual arrangements to be in violation of PRC laws and regulations. If the imposition of any of these government actions causes us to lose our right to direct the activities of the VIE or our right to receive substantially all the economic benefits and residual returns from the VIE and we are not able to restructure our ownership structure and operations in a timely and satisfactory manner, we will no longer be able to consolidate the financial results of the VIE in our consolidated financial statements. Either of these results, or any other significant penalties that might be imposed on us in this event, it will have a material adverse effect on our financial condition, results of operations and our securities post business combination may decline in value or be worthless.

The VIE Agreements under a VIE structure may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE, and thus, the post-combination entity may incur substantial costs to enforce the terms of the VIE Agreements, which the post-combination entity may not be able to enforce at all.

The VIE Agreements may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE. For example, the VIE and its shareholders could breach the VIE Agreements by, among other things, failing to conduct their operations in an acceptable manner or taking other actions that are detrimental to the interests of the post-combination entity. If the post-combination entity had direct ownership of the VIE, the post-combination entity would be able to exercise its rights as a shareholder to effect changes in the board of directors of the VIE, which in turn could implement changes, subject to any applicable fiduciary obligations, at the management and operational level. However, under the VIE Agreements, the post-combination entity rely on the performance by the VIE and its shareholders of their obligations under the contracts to consolidate the financial results of the VIE as primary beneficiary. The shareholders of the VIE may not act in the best interests of the post-combination entity or may not perform their obligations under these VIE Agreements. Such risks exist throughout the period in which the post-combination entity intends to consolidate the financial results of the VIE through the VIE Agreements.

If the VIE or its shareholders fail to perform their respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such VIE Agreements. For example, if the shareholders of the VIE refuse to transfer their equity interest in the VIE to the post-combination entity or its designee if the post-combination entity exercises the purchase option pursuant to the VIE Agreements, or if they otherwise act in bad faith toward the post-combination entity, then the post-combination entity may have to take legal actions to compel them to perform their contractual obligations. In addition, if any third parties claim any interest in such shareholders’ equity interests in the VIE, the post-combination entity’s ability to foreclose the share pledge according to the VIE Agreements may be impaired. If these or other disputes between the shareholders of the VIE and third parties were to impair the post-combination entity’s relationship with the VIE, the post-combination entity’s ability to consolidate the financial results of the VIE as primary beneficiary would be affected, which would in turn result in a material and adverse effect on the business, operations and financial condition.

Any failure by the VIE or its shareholders to perform their obligations under the VIE Agreements would have a material and adverse effect on the post-combination entity’s business.

The shareholders of the VIE are referred as its nominee shareholders because although they remain the holders of equity interests on record in the VIE, pursuant to the terms of the relevant power of attorney, such shareholders have irrevocably authorized the individual appointed by the WFOE to exercise their rights as a shareholder of the relevant VIE. If the VIE, or its shareholders fail to perform their respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such arrangements. The post-combination entity may also have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which the post-combination entity cannot assure you will be effective under PRC laws. For example, if the shareholders of the VIE were to refuse to transfer their equity interest in the VIE to the post-combination entity or its designee if the post-combination entity exercises the purchase option pursuant to the VIE Agreements, or if they were otherwise to act in bad faith toward us, then we may have to take legal actions to compel them to perform their contractual obligations.

All of these VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit our ability to enforce these VIE Agreements. See “Proposal No. 2 — The Target Amendment Proposal — Risks Related to Our Possible Business Combination with a China-based Target — Uncertainties with respect to the PRC legal system could adversely affect us.” Meanwhile, there are very few precedents and little formal guidance as to how VIE Agreements in the context of a VIE should be interpreted or enforced under PRC laws. There remain significant uncertainties regarding the ultimate outcome of such arbitration should legal action become necessary. In addition, under PRC laws, rulings by arbitrators are final and parties cannot appeal arbitration results in court unless such rulings are revoked or determined unenforceable by a competent court. If the losing parties fail to carry out the arbitration awards within a prescribed time limit, the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would require additional expenses and delay. In the event that the post-combination entity is unable to enforce these VIE Agreements, or if the post-combination entity suffers significant delay or other obstacles in the process of enforcing these VIE Agreements, the post-combination entity may not be able to consolidate the financial results of the VIE in its consolidated financial statements in accordance with U.S. GAAP or IFRS as primary beneficiary for accounting purposes, and the post-combination entity’s ability to conduct its business may be negatively affected.

PRC regulations relating to offshore investment activities by PRC residents may limit the post-combination entity’s ability to inject capital in its Chinese subsidiaries, if any, and Chinese subsidiaries’ ability to change their registered capital or distribute profits to the post-combination entity or otherwise expose the post-combination entity or its PRC resident beneficial owners to liability and penalties under PRC laws.

In July 2014, The State Administration of Foreign Exchange of the PRC, or SAFE, promulgated the Circular on Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment Through Special Purpose Vehicles, or SAFE Circular 37 to replace the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents’ Financing and Roundtrip Investment Through Offshore Special Purpose Vehicles, or SAFE Circular 75, which ceased to be effective upon the promulgation of SAFE Circular 37. SAFE Circular 37 requires PRC residents (including PRC individuals and PRC corporate entities as well as foreign individuals that are deemed as PRC residents for foreign exchange administration purpose) to register with SAFE or its local branches in connection with their direct or indirect offshore investment activities. SAFE Circular 37 is applicable to the shareholders of post-combination entity who are PRC residents and may be applicable to any offshore acquisitions that we make in the future.

Under SAFE Circular 37, PRC residents who make, or have prior to the implementation of SAFE Circular 37 made, direct or indirect investments in offshore special purpose vehicles, or SPVs, must register such investments with SAFE or its local branches. In addition, any PRC resident who is a direct or indirect shareholder of an SPV, must update its filed registration with the local branch of SAFE with respect to that SPV, to reflect any material change. If any PRC shareholder of such SPV fails to make the required registration or to update the previously filed registration, the subsidiary of such SPV in China may be prohibited from distributing its profits or the proceeds from any capital reduction, share transfer or liquidation to the SPV, and the SPV may also be prohibited from making additional capital contributions into its subsidiary in China. On February 13, 2015, SAFE promulgated a Notice on Further Simplifying and Improving Foreign Exchange Administration Policy on Direct Investment, or SAFE Notice 13, which became effective on June 1, 2015. Under SAFE Notice 13, applications for foreign exchange registration of inbound foreign direct investments and outbound overseas direct investments, including those required under SAFE Circular 37, will be filed with qualified banks instead of SAFE or its branches. The qualified banks will directly examine the applications and accept registrations under the supervision of SAFE.

We cannot provide assurance that the post-combination entity’s shareholders that are PRC residents comply with all of the requirements under SAFE Circular 37 or other related rules. Failure or inability of our PRC resident shareholders to comply with the registration procedures set forth in these regulations may subject us to fines and legal sanctions, restrict our cross-border investment activities, limit the ability of our wholly foreign-owned subsidiary in China to distribute dividends and the proceeds from any reduction in capital, share transfer or liquidation to us, and we may also be prohibited from injecting additional capital into the subsidiary. Moreover, we and the post-combination entity may now know the identities of all PRC residents holding direct or indirect interest in the post-combination entity. Any failure or inability by such individuals to comply with the various foreign exchange registration requirements described above could result in liability under PRC law for circumventing applicable foreign exchange restrictions and may subject the post-combination entity to fines or legal sanctions, restrict its cross-border investment activities, and limit any PRC subsidiary’s ability to distribute dividends to us. As a result, the post-combination entity’s business operations and its ability to distribute profits to you could be materially and adversely affected.

Furthermore, as these foreign exchange regulations are still relatively new and their interpretation and implementation have been evolving, it is unclear how these regulations, and any future regulation concerning offshore or cross-border transactions, will be interpreted, amended and implemented by the relevant government authorities. For example, the post-combination entity may be subject to a more stringent review and approval process with respect to the post-combination entity’s foreign exchange activities, such as remittance of dividends and foreign-currency-denominated borrowings, which may adversely affect our financial condition and results of operations. In addition, if we decide to acquire a China-based Target, we cannot assure you that we or the owners of such company, as the case may be, will be able to obtain the necessary approvals or complete the necessary filings and registrations required by the foreign exchange regulations. This may restrict our ability to implement our acquisition strategy and could adversely affect our business and prospects.

Compliance with the PRC Antitrust law may limit our ability to effect our Business Combination.

The PRC Antitrust Law became effective on August 1, 2008. The government authorities in charge of antitrust matters in China are the Antitrust Commission and other antitrust authorities under the State Council. The PRC Antitrust Law regulates (1) monopoly agreements, including decisions or actions in concert that preclude or impede competition, entered into by business operators; (2) abuse of dominant market position by business operators; and (3) concentration of business operators that may have the effect of precluding or impeding competition. To implement the PRC Antitrust Law, in 2008, the State Council formulated the regulations that require filing of concentration of business operators, pursuant to which concentration of business operators refers to (1) merger with other business operators; (2) gaining control over other business operators through acquisition of equity interest or assets of other business operators; and (3) gaining control over other business operators through exerting influence on other business operators through contracts or other means. In 2009, the Ministry of Commerce, to which the Antitrust Commission is affiliated, promulgated the Measures for Filing of Concentration of Business Operators (amended by the Guidelines for Filing of Concentration of Business Operators in 2014), which set forth the criteria of concentration and the requirement of miscellaneous documents for the purpose of filing. The Business Combination we contemplate may be considered the concentration of business operators, and to the extent required by the Antitrust Law and the criteria established by the State Council, we must file with the antitrust authority under the PRC State Council prior to conducting the contemplated Business Combination. If the antitrust authority decides not to further investigate whether the contemplated Business Combination has the effect of precluding or impeding competition or fails to make a decision within 30 days from receipt of relevant materials, we may proceed to consummate the contemplated Business Combination. If antitrust authority decides to prohibit the contemplated Business Combination after further investigation, we must terminate such Business Combination and would then be forced to either attempt to complete a new Business Combination or we would be required to return any amounts which were held in the trust account to our shareholders. When we evaluate a potential Business Combination, we will consider the need to comply with the Antitrust Law and other relevant regulations which may limit our ability to effect an acquisition or may result in our modifying or not pursuing a particular transaction. The approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

Exchange controls that exist in the PRC may restrict or prevent us from using the proceeds of the IPO to acquire a China-based Target and limit our ability to utilize our cash flow effectively following our Business Combination.

SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-invested Enterprises, or Circular 19, effective on June 1, 2015, in replacement of the Circular on the Relevant Operating Issues Concerning the Improvement of the Administration of the Payment and Settlement of Foreign Currency Capital of Foreign-Invested Enterprises, or SAFE Circular 142, the Notice from the State Administration of Foreign Exchange on Relevant Issues Concerning Strengthening the Administration of Foreign Exchange Businesses, or Circular 59, and the Circular on Further Clarification and Regulation of the Issues Concerning the Administration of Certain Capital Account Foreign Exchange Businesses, or Circular 45. According to Circular 19, the flow and use of the RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company is regulated such that RMB capital may not be used for the issuance of RMB entrusted loans, the repayment of inter-enterprise loans or the repayment of banks loans that have been transferred to a third party. Although Circular 19 allows RMB capital converted from foreign currency-denominated registered capital of a foreign-invested enterprise to be used for equity investments within the PRC, it also reiterates the principle that RMB converted from the foreign currency-denominated capital of a foreign-invested company may not be directly or indirectly used for purposes beyond its business scope. Thus, it is unclear whether SAFE will permit such capital to be used for equity investments in the PRC in actual practice. SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming and Standardizing the Foreign Exchange Settlement Management Policy of Capital Account, or Circular 16, effective on June 9, 2016, which reiterates some of the rules set forth in Circular 19, but changes the prohibition against using RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company to issue RMB entrusted loans to a prohibition against using such capital to issue loans to non-associated enterprises. Violations of SAFE Circular 19 and Circular 16 could result in administrative penalties.

As such, Circular 19 and Circular 16 may significantly limit our ability to transfer the proceeds of the IPO to a China-based Target and the use of such proceeds by a China-based Target.

In addition, following our Business Combination with a China-based Target, we will be subject to the PRC’s rules and regulations on currency conversion. In the PRC, the SAFE regulates the conversion of the Renminbi into foreign currencies. Currently, FIEs are required to apply to the SAFE for “Foreign Exchange Registration Certificates for FIEs.” Following our Business Combination, we will likely be an FIE as a result of our ownership structure. With such registration certificates, which need to be renewed annually, FIEs are allowed to open foreign currency accounts including a “basic account” and “capital account.” Currency conversion within the scope of the “basic account,” such as remittance of foreign currencies for payment of dividends, can be effected without requiring the approval of the SAFE. However, conversion of currency in the “capital account,” including capital items such as direct investment, loans and securities, still require approval of the SAFE.

We cannot assure you the PRC regulatory authorities will not impose further restrictions on the convertibility of the Renminbi. Any future restrictions on currency exchanges may limit our ability to use the proceeds of the IPO in a Business Combination with a China-based Target and the use of our cash flow for the distribution of dividends to our stockholders or to fund operations we may have outside of the PRC. However, the funds held in our trust account are not held in China, they are held in U.S. dollars in the United States with Continental Stock Transfer & Trust Company and therefore, we believe that stockholder redemption rights would not be impacted.

Our Business Combination may be subject to national security review by the PRC government and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment opportunities.

On February 3, 2011, the PRC government issued a Notice Concerning the Establishment of Security Review Procedure on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or Security Review Regulations, which became effective on March 5, 2011. The Security Review Regulations cover acquisitions by foreign investors of a broad range of PRC enterprises if such acquisitions could result in de facto control by foreign investors and the enterprises are relating to military, national defense, important agriculture products, important energy and natural resources, important infrastructures, important transportation services, key technologies and important equipment manufacturing. The scope of the review includes whether the acquisition will impact the national security, economic and social stability, and the research and development capabilities on key national security related technologies. Foreign investors should submit a security review application to the Department of Commerce for its initial review for contemplated acquisition. If the acquisition is considered to be within the scope of the Security Review Regulations, the Department of Commerce will transfer the application to a joint security review committee within five business days for further review. The joint security review committee, consisting of members from various PRC government agencies, will conduct a general review and seek comments from relevant government agencies. The joint security review committee may initiate a further special review and request the termination or restructuring of the contemplated acquisition if it determines that the acquisition will result in significant national security issue.

The Security Review Regulations will potentially subject a large number of mergers and acquisitions transactions by foreign investors in China to an additional layer of regulatory review. Currently, there is significant uncertainty as to the implication of the Security Review Regulations. Neither the Department of Commerce nor other PRC government agencies have issued any detailed rules for the implementation of the Security Review Regulations. If, for example, our potential Business Combination is with a China-based Target in any of the sensitive sectors identified above, the transaction will be subject to the Security Review Regulations, and we may have to spend additional resources and incur additional time delays to complete any such acquisition. There is no guarantee that we can receive such approval in a timely manner, and we may also be prevented from pursuing certain investment opportunities if the PRC government considers that the potential investments will result in a significant national security issue. If obtained, the approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

Our Business Combination may be subject to a variety of PRC laws and other obligations regarding cybersecurity and data protection and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment opportunities.

Our Business Combination may be subject to PRC laws relating to the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

Pursuant to the PRC Cybersecurity Law, which was promulgated by the Standing Committee of the National People’s Congress on November 7, 2016 and took effect on June 1, 2017, personal information and important data collected and generated by a critical information infrastructure operator in the course of its operations in China must be stored in China, and if a critical information infrastructure operator purchases internet products and services that affect or may affect national security, it should be subject to cybersecurity review by the CAC. Due to the lack of further interpretations, the exact scope of “critical information infrastructure operator” remains unclear.

Recently, the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the Opinions on Severe and Lawful Crackdown on Illegal Securities Activities, which was available to the public on July 6, 2021. These opinions emphasized the need to strengthen the administration over illegal securities activities and the supervision on overseas listings by China-based companies. These opinions proposed to take effective measures, such as promoting the construction of relevant regulatory systems, to deal with the risks and incidents facing China-based overseas-listed companies and the demand for cybersecurity and data privacy protection. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

If, for example, our potential Business Combination is with a China-based Target and if the enacted version of the draft Measures for Cybersecurity Review mandates clearance of cybersecurity review and other specific actions to be completed by the target business, we may face uncertainties as to whether such clearance can be timely obtained, or at all, and incur additional time delays to complete any such acquisition. Cybersecurity review could also result in negative publicity with respect to our Business Combination and diversion of our managerial and financial resources. There is no guarantee that we can receive such approval in a timely manner, and we may also be prevented from pursuing certain investment opportunities if the PRC government considers that the potential investments will result in a significant national security issue. These rules could result in us not being able to acquire a potential target in the PRC, or our using time and working capital to pursue a transaction that cannot be completed because of the actions of regulators. As uncertainties remain regarding the interpretation and implementation of these laws and regulations, we cannot assure you that we or the combined company following a Business Combination will comply with such regulations in all respects and we or the combined company following a Business Combination may be ordered to rectify or terminate any actions that are deemed illegal by regulatory authorities. If obtained, the approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date. We or the combined company following a Business Combination may also become subject to fines and/or other sanctions which may have material adverse effect on our business, operations and financial condition.

In light of recent events indicating greater oversight by the CAC over data security, particularly for companies seeking to list on a foreign exchange, companies with more than one million users’ personal information in China, especially some internet and technology companies, may not be willing to list on a U.S. exchange or enter into a definitive business combination agreement with us.

Companies in China are subject to various risks and costs associated with the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. This data is wide ranging and relates to our investors, employees, contractors and other counterparties and third parties. If we decide to initiate a Business Combination with a company in China, our compliance obligations include those relating to the relevant PRC laws in this regard. These PRC laws apply not only to third-party transactions, but also to transfers of information between a holding company and its subsidiaries. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

Pursuant to the PRC Cybersecurity Law, which was promulgated by the Standing Committee of the National People’s Congress on November 7, 2016 and took effect on June 1, 2017, personal information and important data collected and generated by a critical information infrastructure operator in the course of its operations in China must be stored in China, and if a critical information infrastructure operator purchases internet products and services that affect or may affect national security, it should be subject to cybersecurity review by the CAC. Due to the lack of further interpretations, the exact scope of “critical information infrastructure operator” remains unclear. On July 10, 2021, the CAC publicly issued the Measures for Cybersecurity Censorship (Revised Draft for Comments) aiming to, upon its enactment, replace the existing Measures for Cybersecurity Censorship. The draft measures extend the scope of cybersecurity reviews to data processing operators engaging in data processing activities that affect or may affect national security, including listing in a foreign country. The draft measures require a company holding more than one million personal information to submit its initial public offering materials prepared for submission for cybersecurity review before listing on a foreign exchange. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

It is unclear whether the Measures for Cybersecurity Review will apply to a company planning to list on a U.S. exchange by business combination with a special purpose acquisition corporation like us. If cybersecurity review applies to our Business Combination with a company holding more than one million personal information in China, we cannot guarantee that we will receive such approval in a timely manner.

Furthermore, if we were found to be in violation of applicable laws and regulations in China during such review, we could be subject to administrative penalties, such as warnings, fines, or service suspension. Therefore, cybersecurity review could materially and adversely affect our business, financial condition, and results of operations.

In addition, the PRC Data Security Law, which was promulgated by the Standing Committee of the National People’s Congress on June 10, 2021 and takes effect on September 1, 2021, requires data collection to be conducted in a legitimate and proper manner, and stipulates that, for the purpose of data protection, data processing activities must be conducted based on data classification and hierarchical protection system for data security. After the Data Security Law takes effect, if the post-combination entity’s data processing activities were found to be not in compliance with this law, our post-combination entity could be ordered to make corrections, and under certain serious circumstances, such as severe data divulgence, we and the post-combination entity could be subject to penalties, including the revocation of our business licenses or other permits. As a result, we and the post-combination entity may be required to suspend our relevant businesses, shut down our website, take down our operating applications, or face other penalties, which may materially and adversely affect our business, financial condition, and results of operations.

The PRC government may exercise significant oversight and discretion over the conduct of the post-combination entity’s business and may intervene in or influence its operations at any time, which could result in a material change in its operations and/or the value of our securities. We are also currently not required to obtain approval from Chinese authorities to list on U.S. exchanges, however, if the China-based Target and the VIE were required to obtain approval in the future and were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on a U.S. exchange, which would materially affect the interest of our investors.

If the Target Amendment Proposal is approved, there is no restriction in the geographic location of targets that we can pursue and we may pursue a Business Combination with a company doing business in China (excluding any target company whose financial statements are audited by an accounting firm that PCAOB is unable to inspect for two consecutive years beginning in 2021 and any target company that consolidates financial results of PRC operating entities through a VIE structure in the PRC instead of direct holdings) and we may pursue a Business Combination with a China-based Target which might require a VIE structure. We currently do not have any RPC subsidiary or China operation and our management are located outside China. Notwithstanding the foregoing, the PRC government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our post-combination entity’s ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, environmental regulations, land use rights, property and other matters. The central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations. Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties.

For example, the Chinese cybersecurity regulator announced on July 2, 2021, that it had begun an investigation of Didi Global Inc. (NYSE: DIDI) and two days later ordered that the company’s app be removed from smartphone app stores. On July 24, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly released the Guidelines for Further Easing the Burden of Excessive Homework and Off-campus Tutoring for Students at the Stage of Compulsory Education, pursuant to which foreign investment in such firms via mergers and acquisitions, franchise development, and variable interest entities are banned from this sector.

As such, the post-combination entity’s business segments may be subject to various government and regulatory interference in the provinces in which they operate at any time. The post-combination entity could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. We and our post-combination entity may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply, and such compliance or any associated inquiries or investigations or any other government actions may:

•        delay or impede the post-combination entity’s development;

•        result in negative publicity or increase the post-combination entity’s operating costs;

•        require significant management time and attention; and

•        subject the post-combination entity to remedies, administrative penalties and even criminal liabilities that may harm the post-combination entity’s business, including fines assessed for its current or historical operations or demands or orders that it modifies or even cease its business practices.

As we do not have any operations in China, given that (a) the CSRC, currently has not issued any definitive rule or interpretation concerning our operations being subject to the M&A Rules; and (b) our company is a blank check company incorporated in British Virgin Islands rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation and while seeking a target for the Business Combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the CAC.

However, applicable PRC laws, regulations, or interpretations may change, and the relevant PRC government agencies could reach a different conclusion. If the PRC government initiates an investigations into us or the post-combination entity at any time alleging us violation of cybersecurity laws, anti-monopoly laws, and securities offering rules in China in connection future business combination, we may have to spend additional resources and incur additional time delays to comply with the applicable rules, and our business will be affected materially and any such action could cause the value of our securities to significantly decline or be worthless. There is also possibility that we may not be able to obtain or maintain such approval or that we inadvertently concluded that such approval was not required. If prior approval was required while we inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require us to obtain the approval in the future, we may face regulatory actions or other sanctions from relevant Chinese regulatory authorities. Further, the promulgation of new laws or regulations, or the new interpretation of existing laws and regulations, in each case that restrict or otherwise may unfavorably impact the ability or way the post-combination entity may conduct its business and could require it to change certain aspects of its business to ensure compliance, which could decrease demand for its products or services, reduce revenues, increase costs, require us to obtain more licenses, permits, approvals or certificates, or subject it to additional liabilities. As such, the post-combination entity’s operations could be adversely affected, directly or indirectly, by existing or future PRC laws and regulations relating to its business or industry, which could result in a material and adverse change in operations, and may cause the value of our or the post-combination entity’s securities significantly decline, or potentially rendering it worthless. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect and may completely hinder our ability to offer or continue to offer securities to investors and cause the value of our or the post-combination entity’s securities to significantly decline or be worthless.

PRC laws and regulations governing our post-combination entity’s business operations are sometimes vague and uncertain and any changes in such laws and regulations may impair our ability to operate profitably.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations including, but not limited to, the laws and regulations governing our business and the enforcement and performance of our arrangements with customers in certain circumstances. The laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. The effectiveness and interpretation of newly enacted laws or regulations, including amendments to existing laws and regulations, may be delayed, and our business may be affected if we rely on laws and regulations which are subsequently adopted or interpreted in a manner different from our understanding of these laws and regulations. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. We cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on our post-combination entity’s business.

The PRC legal system is a civil law system based on written statutes. Unlike the common law system, prior court decisions under the civil law system may be cited for reference but have limited precedential value. Since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and the enforcement of these laws, regulations and rules involves uncertainties.

In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system, and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, the interpretation and enforcement of these laws and regulations involve uncertainties. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory provisions and contractual terms, it may be difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy. These uncertainties may affect our judgment on the relevance of legal requirements and our ability to enforce our contractual rights or tort claims. In addition, the regulatory uncertainties may be exploited through unmerited or frivolous legal actions or threats in attempts to extract payments or benefits from us.

Furthermore, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all and may have retroactive effect. As a result, we may not be aware of our violation of any of these policies and rules until sometime after the violation. In addition, any administrative and court proceedings in China may be protracted, resulting in substantial costs and diversion of resources and management attention.

From time to time, our post-combination entity may have to resort to administrative and court proceedings to enforce our legal rights. However, since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection our post-combination entity enjoys than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies and internal rules (some of which are not published in a timely manner or at all) that may have retroactive effect. As a result, we and our post-combination entity may not be aware of our violation of these policies and rules until sometime after the violation. Such uncertainties, including uncertainty over the scope and effect of our contractual, property (including intellectual property) and procedural rights, and any failure to respond to changes in the regulatory environment in China could materially and adversely affect our business and impede our post-combination entity’s ability to continue its operations.

Changes in the policies, regulations, rules, and the enforcement of laws of the PRC government may be quick with little advance notice and could have a significant impact upon our ability to operate in the PRC.

Our post-combination entity may conduct most of its operations and generate most of its revenue in the PRC. Accordingly, economic, political and legal developments in the PRC will significantly affect our post-combination entity’s business, financial condition, results of operations and prospects. Policies, regulations, rules, and the enforcement of laws of the PRC government can have significant effects on economic conditions in the PRC and the ability of businesses to operate profitably. Our post-combination entity’s ability to operate profitably in the PRC may be adversely affected by changes in policies by the PRC government, including changes in laws, regulations or their interpretation, particularly those dealing with the Internet, including censorship and other restriction on material which can be transmitted over the Internet, security, intellectual property, money laundering, taxation and other laws that affect our post-combination entity’s ability to operate its business.

The PRC government may intervene or influence the China-based Target’s business operations at any time or may exert more control over offerings conducted overseas and/or foreign investment in China based issuers, which could result in a material change in the China-based Target’s business operations post Business Combination and/or the value of our securities. Additionally, the governmental and regulatory interference could significantly limit or completely hinder our ability to offer or continue to offer securities to investors post Business Combination and cause the value of such securities to significantly decline or be worthless.

Statements by the PRC government in 2021 have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investments in China-based issuers. The PRC has proposed new rules in 2021 that would require companies collecting or holding large amounts of data to undergo a cybersecurity review prior to listing in foreign countries, a move that would significantly tighten oversight over China based internet giants. On November 14, 2021, the CAC has publicly solicited opinion on the Regulation on Network Data Security Management (Consultation Draft), which stipulates that data processor that undertakes data processing activities using Internet networks within China shall apply for the cybersecurity review if it conducts data processing activities that will or may have an impact on the national security. The review is mandatory if the data processor controls more than 1 million users’ personal information and intends to be listed in a foreign country, or if the data processor that will or may impact the national security seeks to be listed in Hong Kong. As of the date of this proxy statement, the Draft Regulation on Network Data Security Management has not been formally adopted. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

If the Target Amendment Proposal is approved, we may pursue a Business Combination with a China-based Target involved in the collection of user data, implicate cybersecurity, or involve any other type of restricted industry. If we were to attempt to complete a business combination with a company that was subject to CAC or CSRC regulations, the CAC or CSRC could not provide approval for the transaction and prevent us from completing a Business Combination, which would result in our expending significant costs without being able to complete a Business Combination.

China Securities Regulatory Commission and other PRC government agencies may exert more oversight and control over offerings that are conducted overseas and foreign investment in China-based issuers. If we seek to enter into a Business Combination with a China-based Target, additional compliance procedures may be required in connection with future offerings of our securities and our business combination process, and, if required, we cannot predict whether we will be able to obtain such approval. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

On July 6, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly issued a document to crack down on illegal activities in the securities market and promote the high-quality development of the capital markets, which, among other things, requires the relevant governmental authorities to strengthen cross-border oversight of law-enforcement and judicial cooperation, to enhance supervision over China-based companies listed overseas, and to establish and improve the system of extraterritorial application of the PRC securities laws. Uncertainties still exist in relation to how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our future business combination with a company with major operation in China. In addition, given recent statements by the Chinese government indicating an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers, the CSRC and other PRC government agencies may exert more oversight and control over offerings that are conducted overseas and foreign investment in China-based issuers. Additional compliance procedures may be required in connection with our operations and our business combination process, and, if required, we cannot predict whether we will be able to obtain such approval. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to operate, effect an initial business combination and may cause the value of our securities to significantly decline or be worthless.

We believe that the approval of the China Securities Regulatory Commission is not required

As a blank check company incorporated in British Virgin Islands rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we did not generate any revenue or profit nor have any asset in China or from any operation in China as documented in our audited consolidated financial statements for the fiscal year ended in December 31, 2024. As a result, we believe that we do not meet the criteria of a domestic company in the PRC as set forth in New Administrative Rules Regarding Overseas Listings. In addition, as we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the CAC, nor subject to Confidentiality and Archives Administration Provisions for the offering.

Notwithstanding the above, since the New Administrative Rules Regarding Overseas Listings and the Confidentiality and Archives Administration Provisions are newly promulgated, and the interpretation and implementation thereof involves uncertainties. If it is determined in the future that the approval of the CSRC, the CAC or any other regulatory authority is required, we may face sanctions by the CSRC, the CAC or other PRC regulatory agencies, or these regulatory agencies may take other actions that could have a material adverse effect on our business as well as the trading price of our securities. In addition, if the CSRC, the CAC or other regulatory PRC agencies later promulgate new rules requiring that we obtain their approvals for the offering, we may be unable to obtain a waiver of such approval requirements, if and when procedures are established to obtain such a waiver. These governmental authorities may delay a potential Business Combination, impose fines and penalties, limit our operations in China, or take other actions that could result in our inability to consummate a Business Combination with a China-based Target, or materially adversely affect our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities or the continued listing on a U.S. exchange. Any changes in PRC law, regulations, or interpretations may severely affect our operations and searching for a target to consummate a Business Combination. The use of the term “operate” and “operations” includes the process of searching for a target business and conducting related activities. To that extent, we may not be able to conduct the process of searching of a potential target company in China.

If we decide to consummate our Business Combination with a China-based Target through its subsidiaries and VIEs, as applicable, we might be subject to relevant requirements to obtain applicable licenses from PRC governmental authorities under relevant PRC laws and regulations.

In the event we successfully consummated Business Combination with a China-based Target, we will be subject to restrictions on dividend payments following consummation of our Business Combination.

After we consummate our Business Combination, we may rely on dividends and other distributions from our operating company to provide us with cash flow and to meet our other obligations. Current regulations in China would permit our operating company in China to pay dividends to us only out of its accumulated distributable profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, the post-combination entity’s operating company in China will be required to set aside at least 10% (up to an aggregate amount equal to half of its registered capital) of its accumulated profits each year. Such cash reserve may not be distributed as cash dividends. In addition, if the post-combination entity’s operating company in China incurs debt on its own behalf in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments to us.

If we make equity compensation grants to persons who are PRC citizens, they may be required to register with the SAFE. We may also face regulatory uncertainties that could restrict our ability to adopt equity compensation plans for our directors and employees and other parties under PRC laws.

On April 6, 2007, SAFE issued the “Operating Procedures for Administration of Domestic Individuals Participating in the Employee Stock Ownership Plan or Stock Option Plan of An Overseas Listed Company, also known as “Circular 78.” It is not clear whether Circular 78 covers all forms of equity compensation plans or only those which provide for the granting of shares options. For any plans which are so covered and are adopted by a non-PRC listed company, such as our company, after April 6, 2007, Circular 78 requires all participants who are PRC citizens to register with and obtain approvals from SAFE prior to their participation in the plan. In addition, Circular 78 also requires PRC citizens to register with SAFE and make the necessary applications and filings if they participated in an overseas listed company’s covered equity compensation plan prior to April 6, 2007. We believe that the registration and approval requirements contemplated in Circular 78 will be burdensome and time consuming.

Upon consummation of Business Combination with a China-based Target, we may adopt an equity incentive plan and make shares option grants under the plan to our officers, directors and employees, whom may be PRC citizens and be required to register with SAFE. If it is determined that any of our equity compensation plans are subject to Circular 78, failure to comply with such provisions may subject us and participants of our equity incentive plan who are PRC citizens to fines and legal sanctions and prevent us from being able to grant equity compensation to our PRC employees. In that case, our ability to compensate our employees and directors through equity compensation would be hindered and our business operations may be adversely affected.

Enhanced scrutiny over acquisition transactions by the PRC tax authorities may have a negative impact on potential acquisitions we may pursue in the future.

The PRC tax authorities have enhanced their scrutiny over the direct or indirect transfer of certain taxable assets, including, in particular, equity interests in a PRC resident enterprise, by a non-resident enterprise by promulgating and implementing SAT Circular 59 and Circular 698, which became effective in January 2008, and a Circular 7 in replacement of some of the existing rules in Circular 698, which became effective in February 2015.

Under Circular 698, where a non-resident enterprise conducts an “indirect transfer” by transferring the equity interests of a PRC “resident enterprise” indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise, being the transferor, may be subject to PRC corporate income tax, if the indirect transfer is considered to be an abusive use of company structure without reasonable commercial purposes. As a result, gains derived from such indirect transfer may be subject to PRC tax at a rate of up to 10%. Circular 698 also provides that, where a non-PRC resident enterprise transfers its equity interests in a PRC resident enterprise to its related parties at a price lower than the fair market value, the relevant tax authority has the power to make a reasonable adjustment to the taxable income of the transaction.

In February 2015, the SAT issued Circular 7 to replace the rules relating to indirect transfers in Circular 698. Circular 7 has introduced a new tax regime that is significantly different from that under Circular 698. Circular 7 extends its tax jurisdiction to not only indirect transfers set forth under Circular 698 but also transactions involving transfer of other taxable assets, through the offshore transfer of a foreign intermediate holding company. In addition, Circular 7 provides clearer criteria than Circular 698 on how to assess reasonable commercial purposes and has introduced safe harbors for internal group restructurings and the purchase and sale of equity through a public securities market. Circular 7 also brings challenges to both the foreign transferor and transferee (or other person who is obligated to pay for the transfer) of the taxable assets. Where a non-resident enterprise conducts an “indirect transfer” by transferring the taxable assets indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise being the transferor, or the transferee, or the PRC entity which directly owned the taxable assets may report to the relevant tax authority such indirect transfer. Using a “substance over form” principle, the PRC tax authority may disregard the existence of the overseas holding company if it lacks a reasonable commercial purpose and was established for the purpose of reducing, avoiding or deferring PRC tax. As a result, gains derived from such indirect transfer may be subject to PRC corporate income tax, and the transferee or other person who is obligated to pay for the transfer is obligated to withhold the applicable taxes, currently at a rate of 10% for the transfer of equity interests in a PRC resident enterprise.

We may face uncertainties on the reporting and consequences on future private equity financing transactions, share exchange or other transactions involving the transfer of shares in our company by investors that are non-PRC resident enterprises. The PRC tax authorities may pursue such non-resident enterprises with respect to a filing or the transferees with respect to withholding obligation, and request our PRC subsidiaries to assist in the filing. As a result, we and non-resident enterprises in such transactions may become at risk of being subject to filing obligations or being taxed, under Circular 59 or Circular 698 and Circular 7, and may be required to expend valuable resources to comply with Circular 59, Circular 698 and Circular 7 or to establish that we and our non-resident enterprises should not be taxed under these circulars, which may have a material adverse effect on our financial condition and results of operations.

The PRC tax authorities have the discretion under SAT Circular 59, Circular 698 and Circular 7 to make adjustments to the taxable capital gains based on the difference between the fair value of the taxable assets transferred and the cost of investment. If we are considered a non-resident enterprise under the PRC corporate income tax law and if the PRC tax authorities make adjustments to the taxable income of the transactions under SAT Circular 59 or Circular 698 and Circular 7, our income tax costs associated with such potential acquisitions will be increased, which may have an adverse effect on our financial condition and results of operations.

China’s economic, political and social conditions, as well as changes in any government policies, laws and regulations, could have a material adverse effect on our business or Business Combination.

If we effect our Business Combination with a China-based Target, a substantial portion of our operations may be conducted in China, and a significant portion of our net revenues may be derived from customers where the contracting entity is located in China. Accordingly, our business, financial condition, results of operations, prospects and any potential Business Combination and certain transactions we may undertake may be subject, to a significant extent, to economic, political and legal developments in China. For example, changes in the cybersecurity regulations in China that would require certain Chinese technology firms to undergo a cybersecurity review before being allowed to list on foreign exchanges, this may have the effect of further narrowing the list of potential businesses in China’s consumer, technology and mobility sectors that we intend to focus on for our Business Combination or the ability of the combined entity to list in the United States.

China’s economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth in the past two to three decades, growth has been uneven, both geographically and among various sectors of the economy. Demand for target services and products depends, in large part, on economic conditions in China. Any slowdown in China’s economic growth may cause our potential customers to delay or cancel their plans to purchase our services and products, which in turn could reduce our net revenues.

Although China’s economy has been transitioning from a planned economy to a more market oriented economy since the late 1970s, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth through allocating resources, controlling the incurrence and payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Changes in any of these policies, laws and regulations could adversely affect the economy in China and could have a material adverse effect on our business.

The PRC government has implemented various measures to encourage foreign investment and sustainable economic growth and to guide the allocation of financial and other resources. However, we cannot assure you that the PRC government will not repeal or alter these measures or introduce new measures that will have a negative effect on us. China’s social and political conditions may change and become unstable. Any sudden changes to China’s political system or the occurrence of widespread social unrest could have a material adverse effect on our combined business and results of operations.

Governmental control of currency conversion may affect the value of your investment.

If we complete a Business Combination with a China-based Target with substantially all of its revenues in RMB, the post-combination entity will be subject to the PRC’s rules and regulations on currency conversion. In the PRC, In the PRC, the SAFE regulates the conversion of the Renminbi into foreign currencies. The PRC government may impose controls on the conversion of RMB into foreign currencies and the remittance of currencies out of the PRC. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from trade-related transactions can be made in foreign currencies without prior approval from SAFE by complying with certain procedural requirements. However, approval from or registration with appropriate government authorities is required where RMBs are to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. The PRC government may at its discretion restrict access to foreign currencies for current account transactions in the future. If the foreign exchange control system prevents the post-combination entity from obtaining sufficient foreign currencies to satisfy its foreign currency demands, it may not pay dividends in foreign currencies to its shareholders. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our post-combination entity’s profits, if any. If subsidiaries of our post-combination organization in the PRC incur debt on their own in the future, the instruments governing the debt may restrict their ability to pay dividends or make other payments. Under the VIE structure, current PRC regulations permit a VIE to pay dividends to its holding company only out of its accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations.

Furthermore, if we complete a Business Combination with a China-based Target via VIE Agreements and we are unable to receive all of the revenues from our operations through the current VIE Agreements, we may be unable to pay dividends on our common stock. Cash dividends, if any, on our common stock will be paid in U.S. dollars. If we are considered a PRC tax resident enterprise for tax purposes after the Business Combination, any dividends we pay to our overseas stockholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at a rate of up to 10.0%. In order for us to pay dividends to our stockholders, we will rely on payments made from our post-combination subsidiaries, either directly controlled by us or indirectly controlled by us via VIE Agreements. Under the VIE structure, a holding company will highly rely on the VIE Agreements between it and the VIE to distribute earnings and settle amounts owed under the VIE agreements, while we cannot guarantee the PRC governments will allow such arrangement.

In addition, the PRC laws or regulations may impact the cash flows associated with our Business Combination, including stockholder redemption rights. For example, if any PRC government actions cause a significant delay in our ability to consummate our Business Combination, we might be required to seek stockholder approval to amend our amended and restated certificate of incorporation in order to extend the time period to complete our Business Combination, which approval may not be received. However, the funds held in our trust account are not held in China, they are held in U.S. dollars in the United States with Continental Stock Transfer & Trust Company and therefore, we believe that shareholder redemption rights would not be impacted.

PRC regulatory authorities could impose further restrictions on the convertibility of RMBs. Any future restrictions on currency exchanges may limit our ability to use the proceeds of the IPO in a Business Combination with a China-Based Target and the use of our cash flow for the distribution of dividends to our stockholder or to fund operations we may have outside of the PRC.

If we become directly subject to the recent scrutiny, criticism and negative publicity involving U.S.-listed Chinese companies, we may have to expend significant resources to investigate and resolve the matter which could harm our business operations, process of searching for a target to consummate a Business Combination and our reputation and could result in a loss of your investment in our securities, especially if such matter cannot be addressed and resolved favorably.

Recently, U.S. public companies that have substantially all of their operations in China, have been subject to intense scrutiny, criticism and negative publicity by investors, financial commentators and regulatory agencies, such as the SEC. Much of the scrutiny, criticism and negative publicity has centered around financial and accounting irregularities, a lack of effective internal controls over financial accounting, inadequate corporate governance policies or a lack of adherence thereto and, in many cases, allegations of fraud. As a result of the scrutiny, criticism and negative publicity, the publicly traded stock of many U.S. listed Chinese companies has sharply decreased in value and, in some cases, has become virtually worthless. Many of these companies are now subject to shareholder lawsuits and SEC enforcement actions and are conducting internal and external investigations into the allegations. It is not clear what effect this sector-wide scrutiny, criticism and negative publicity will have on us if we target a PRC company with respect to the Business Combination. If we become the subject of any unfavorable allegations, whether such allegations are proven to be true or untrue, we will have to expend significant resources to investigate such allegations and/or defend the company. This situation may be a major distraction to our management. If such allegations are not proven to be groundless, we will be severely hampered and your investment in our securities could be rendered worthless.

Trading in our securities may be prohibited under the Holding Foreign Companies Accountable Act if the PCAOB determines that it cannot inspect or fully investigate the auditor of the combined company. In that case, our securities may be prohibited from being traded on a national securities exchange or in the over the counter trading market in the U.S., which may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct inspections may deprive our investors with the benefits of such inspections.

Pursuant to the Holding Foreign Companies Accountable Act (the “HFCAA”), the United States Public Company Accounting Oversight Board (the “PCAOB”) issued a Determination Report on December 16, 2021 which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in (1) mainland China of the PRC because of a position taken by one or more authorities in mainland China and (2) Hong Kong, a Special Administrative Region and dependency of the PRC, because of a position taken by one or more authorities in Hong Kong. In addition, the PCAOB’s report identified the specific registered public accounting firms which are subject to these determinations. On December 15, 2022, the PCAOB announced that PCAOB has secured complete access to inspect and investigate public accounting firms headquartered in mainland China and Hong Kong, and vacated previous determinations to the contrary. However, uncertainties exist with respect to the implementation of this framework and there is no assurance that the PCAOB will be able to execute, in a timely manner, its future inspections and investigations in a manner that satisfies the Protocol. Should PRC authorities obstruct or otherwise fail to facilitate the PCAOB’s access — in any way and at any point in the future — the Board of PCAOB will act immediately to consider the need to issue a new determination. Our independent accountant, Marcum Asia, is a United States accounting firm based in New York City and is subject to regular inspection by the PCAOB. Marcum Asia is not headquartered in mainland China or Hong Kong and was not identified in the Determination Report as a firm subject to the PCAOB’s determinations. As a SPAC, our current business activities only involve preparation of the IPO and searching for targets and consummation of a business combination. Marcum Asia has access to our books and records maintained virtually prior to the consummation of a business combination.

Notwithstanding the foregoing, in the event that we decide to consummate our initial business combination with a target business based in or primarily operating in China, if there is any regulatory change which prohibits the independent accountants from providing audit documentations located in mainland China or Hong Kong to the PCAOB for inspection or investigation or the PCAOB expands the scope of the Determination Report so that the target company or the combined company is subject to the HFCAA, as the same may be amended, you may be deprived of the benefits of such inspection which could result in limitation or restriction to our access to the U.S. capital markets and the trading of our securities on a national securities exchange or in the over-the-counter trading market in the U.S. may be prohibited and our securities may be delisted by such exchange under the HFCAA. On December 29, 2022, the President signed the Consolidated Appropriations Act, 2023, which, among other things, amended the HFCAA to reduce the number of consecutive years an issuer can be identified as a Commission-Identified Issuer before the Commission must impose an initial trading prohibition on the issuer’s securities from three years to two years. Therefore, once an issuer is identified as a Commission-Identified Issuer for two consecutive years, the Commission is required under the HCFAA to prohibit the trading of the issuer’s securities on a national securities exchange and in the over-the-counter market. If the combined company’s auditor cannot be inspected by the PCAOB for two consecutive years, the trading of the securities on any U.S. national securities exchanges as well as any over-the-counter trading in the U.S. will be prohibited and our securities may be delisted by such exchange.

If our securities are delisted and prohibited from being traded on a national securities exchange or in the over the counter trading market in the U.S. due to the PCAOB not being able to conduct inspections or full investigations of our auditor, it would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects. Any of these actions, or uncertainties in the market about the possibility of such actions, could adversely affect our prospects to successfully complete a business combination with a China-based company, our access to the U.S. capital markets and the price of our shares.

The SEC has adopted final rules to implement the HFCA Act and may propose additional rules or guidance that could impact us if our auditor is not subject to PCAOB inspection. For example, on August 6, 2020, the President’s Working Group on Financial Markets, or the PWG, issued the Report on Protecting United States Investors from Significant Risks from Chinese Companies to the then President of the United States. This report recommended the SEC implement five recommendations to address companies from jurisdictions that do not provide the PCAOB with sufficient access to fulfill its statutory mandate. Some of the concepts of these recommendations were implemented with the enactment of the HFCA Act. However, some of the recommendations were more stringent than the HFCA Act. For example, if a company was not subject to PCAOB inspection, the report recommended that the transition period before a company would be delisted would end on January 1, 2022.

The SEC’s final rules to implement the HFCA Act require the SEC to identify registrants having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction that the PCAOB is unable to inspect or investigate and require such issuers to submit documentation that, if true, it is not owned or controlled by a governmental entity in the public accounting firm’s foreign jurisdiction. The amendments also require foreign issuers to provide certain additional disclosures in its annual report for itself and any of its consolidated foreign operating entities and provides notice regarding the procedures the SEC has established to identify issuers and to impose trading prohibitions on the securities of such issuers as required by the HFCA Act. The SEC has also announced amendments to various annual report forms to accommodate the certification and disclosure requirements of the HFCA Act. There could be additional regulatory or legislative requirements or guidance that could impact us if our auditor is not subject to PCAOB inspection. The implications of these possible regulations in addition to the requirements of the HFCA Act are uncertain, and such uncertainty could cause the market price of our securities to be materially and adversely affected. If, for whatever reason, the PCAOB is unable to conduct inspections or full investigations of the auditor of the combined company, the Company could be delisted or prohibited from being traded over the counter earlier than would be required by the HFCA Act. If our securities are unable to be listed on another securities exchange or is prohibited from trading over the counter, such delisting and prohibition would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects.

Inspections of audit firms that the PCAOB has conducted have identified deficiencies in those firms’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. If the PCAOB were unable to conduct inspections or full investigations of the Company’s auditor, investors in our securities would be deprived of the benefits of such PCAOB inspections. In addition, the inability of the PCAOB to conduct inspections or full investigations of auditors would may make it more difficult to evaluate the effectiveness of the Company’s independent registered public accounting firm’s audit procedures or quality control procedures as compared to auditors that are subject to the PCAOB inspections, which could cause investors and potential investors in our stock to lose confidence in the audit procedures of our auditor and reported financial information and the quality of our financial statements.

Future developments in respect of increase U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures. Additionally, other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a Business Combination with certain China-based businesses.

Other PRC governmental authorities may take the view now or in the future that an approval from them is required for an overseas offering by a company affiliated with Chinese businesses or persons or a Business Combination with a target business based in and primarily operating in China.

The Regulations on Mergers and Acquisitions of Domestic Companies by Foreign Investors (the “M&A Rules”), adopted by six PRC regulatory agencies in 2006, and amended in 2009, require an offshore special purpose vehicle formed for the purpose of an overseas listing of securities in a PRC company to obtain the approval of the China Securities Regulatory Commission (the “CSRC”) prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange. The scope of the M&A Rules covers two types of transactions: (a) equity deals where the acquisition by a foreign investor, i.e., the offshore special purpose vehicle, of equity in a “PRC domestic company,” and (b) asset deals where the acquisition by an offshore special purpose vehicle of the assets of a “PRC domestic company.” Neither the equity deals or the asset deals will be involved in our Business Combination process with a China-based target for the reason that the offshore special purpose vehicle of such

China-based target directly holds shares through the wholly foreign owned enterprise(s) or WFOE, which are established by means of direct investment rather than by equity deals or asset deals under the M&A Rules. To date, the CSRC has not issued any definitive rules or interpretations concerning whether offerings such as the indirect listing of a China-based entity as part of the business combination are subject to the CSRC approval procedures under the M&A Rules. Substantial uncertainty remains regarding the scope and applicability of the M&A Rules to offshore special purpose vehicles. It is possible that we may need to obtain approvals or permissions from CSRC in order for us to complete a Business Combination with a China-based target pursuant to the M&A Rules. If we are required to obtain such approvals, we cannot assure we will be able to receive them in a timely manner, or at all.

Moreover, except for emphasizing the need to strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings by Chinese companies, the Opinions, which was made available to the public on July 6, 2021, also provides that the State Council will revise provisions regarding the overseas issuance and listing of shares by companies limited by shares and will clarify the duties of domestic regulatory authorities.

On February 17, 2023, the CSRC issued the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies (the “Trial Administrative Measures”) and relevant supporting guidelines (collectively, the “New Administrative Rules Regarding Overseas Listings”), which came into effect since March 31, 2023. According to the New Administrative Rules Regarding Overseas Listings, among other things, a domestic company in the PRC that seeks to offer and list securities in overseas markets shall fulfill the filing procedure with the CSRC as per requirement of the Trial Administrative Measures. On February 24, 2023, the CSRC promulgated the Provisions on Strengthening Confidentiality and Archives Administration of Overseas Securities Offering and Listing by Domestic Companies (the “Confidentiality and Archives Administration Provisions”), which also became effective on March 31, 2023. The Confidentiality and Archives Administration Provisions set out rules, requirements and procedures relating to provision of documents, materials and accounting archives for securities companies, securities service providers, overseas regulators and other entities and individuals in connection with overseas offering and listing, including without limitation to, domestic companies that carry out overseas offering and listing (either in direct or indirect means) and the securities companies and securities service providers (either incorporated domestically or overseas) that undertake relevant businesses shall not leak any state secret and working secret of government agencies, or harm national security and public interest, and a domestic company shall first obtain approval from competent authorities according to law, and file with the secrecy administrative department at the same level, if it plans to, either directly or through its overseas listed entity, publicly disclose or provide any documents and materials that contain state secrets or working secrets of government agencies. Since the New Administrative Rules Regarding Overseas Listings and the Confidentiality and Archives Administration Provisions are newly promulgated, and the interpretation and implementation thereof involves uncertainties, we cannot assure that we will be able to complete the relevant filings in a timely manner or fulfil all the regulatory requirements thereunder if we acquire a China-based Target, and it is highly uncertain how new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to acquire or merge with a company with major operations in China, and post-combined company’s ability to conduct its business, accept foreign investments or list on an U.S. exchange or other foreign exchange.

On December 27, 2021, the NDRC and the MOFCOM promulgated Special Administrative Measures (Negative List) for the Access of Foreign Investment (2021 Version), effective as of January 1, 2022 (the “Negative List”). Compared to the previous version, there are no specific industries added to the list but it for the first time declares China’s jurisdiction over (and detailed regulatory requirements on) overseas listings made by Chinese businesses in the so-called “Prohibited Industries.” According to Article 6 of the Negative List, domestic enterprises engaging in businesses in which foreign investment is prohibited shall obtain approval from the relevant authorities before offering and listing their shares on an overseas stock exchange. In addition, certain foreign investors shall not be involved in the operation or management of the relevant enterprise, and shareholding percentage restrictions under relevant domestic securities investment management regulations shall apply to such foreign investors. The intended scope of such jurisdiction was further clarified by NDRC officials on a press conference held on January 18, 2022.

In the event that we were to determine to engage in a Business Combination with a China-based or operating business we would be subject to restrictions on the use of our cash obtained from our Business Combination with a China-based or operating business as describe under “PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent us from using the proceeds it receives from offshore financing activities to make loans to or make additional capital contributions to any PRC subsidiaries, which could materially and adversely affect our liquidity and its ability to fund and expand business”. However, as discussed elsewhere in this proxy statement, we do not believe we are currently subject to PRC law or regulation, including those PRC laws and regulation which affect our cash flow, including our ability to effect the redemption rights of our shareholders in connection with a Business Combination. We note that the funds held in trust to effect any such redemption are held outside of China and, in any event, we are not aware of any PRC law or regulation that would prevent us from making redemption payments to our shareholders.

Our company is a blank check company incorporated in the British Virgin Islands. We currently do not hold any equity interest in any PRC company or operate any business in China. Therefore, we believe that we are not required to obtain any permission from any PRC governmental authorities to operate our business as currently conducted. If we decide to consummate our Business Combination with a target business based in and primarily operating in China, the combined company’s business operations in China through its subsidiaries, as applicable, are subject to relevant requirements to obtain applicable licenses from PRC governmental authorities under relevant PRC laws and regulations.

Uncertainties in the interpretation and enforcement of PRC laws and regulations and changes in policies, rules, and regulations in China, which may be quick with little advance notice, could limit the legal protection available to you and us.

The PRC legal system is based on written statutes. Unlike common law systems, it is a system in which legal cases have limited value as precedents. In the late 1970s, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The legislation over the past three decades has significantly increased the protection afforded to various forms of foreign or private-sector investment in China. Any future PRC subsidiary and or affiliated VIEs is subject to various PRC laws and regulations generally applicable to companies in China. Since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, however, the interpretations of many laws, regulations, and rules are not always uniform and enforcement of these laws, regulations, and rules involve uncertainties.

From time to time, we may have to resort to administrative and court proceedings to enforce our legal rights. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, however, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy in the PRC legal system than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies, internal rules, and regulations that may have retroactive effect and may change quickly with little advance notice. As a result, we may not be aware of our violation of these policies and rules until sometime after the violation. Such uncertainties, including uncertainties over the scope and effect of our contractual, property (including intellectual property), and procedural rights, and any failure to respond to changes in the regulatory environment in China could materially and adversely affect our business and impede our ability to continue our operations.

You may experience difficulties in effecting service of legal process, enforcing foreign judgments, or bringing actions in China against us or our management based on foreign laws. It may also be difficult for you or overseas regulators to conduct investigations or collect evidence within China.

The recognition and enforcement of foreign judgments are provided for under the PRC Civil Procedures Law. PRC courts may recognize and enforce foreign judgments in accordance with the requirements of the PRC Civil Procedures Law based either on treaties between China and the country where the judgment is made or on principles of reciprocity between jurisdictions. China does not have any treaties or other forms of written arrangement with the U.S. that provide for the reciprocal recognition and enforcement of foreign judgments. In addition, according to the PRC Civil Procedures Law, the PRC courts will not enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates the basic principles of PRC laws or national sovereignty, security, or public interest. As a result, it is uncertain whether and on what basis a PRC court would enforce a judgment rendered by a court in the U.S.

It may also be difficult for you or overseas regulators to conduct investigations or collect evidence within China. For example, in China, there are significant legal and other obstacles to obtaining information needed for shareholder investigations or litigation outside China or otherwise with respect to foreign entities. Although the authorities in China may establish a regulatory cooperation mechanism with its counterparts of another country or region to monitor and oversee cross-border securities activities, such regulatory cooperation with the securities regulatory authorities in the U.S. may not be efficient in the absence of a practical cooperation mechanism. Furthermore, according to Article 77 of the PRC Securities Law, or (the “Article 177”) which became effective in March 2020, no overseas securities regulator is allowed to directly conduct investigations or evidence collection activities within the territory of the PRC. Article 177 further provides that Chinese entities and individuals are not allowed to provide documents or materials related to securities business activities to foreign agencies without prior consent from the securities regulatory authority of the PRC State Council and the competent departments of the PRC State Council. While detailed interpretation of or implementing rules under Article 177 have yet to be promulgated, the inability for an overseas securities regulator to directly conduct investigation or evidence collection activities within China may further increase difficulties faced by you in protecting your interests.

PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent us from using the proceeds it receives from offshore financing activities to make loans to or make additional capital contributions to any PRC subsidiaries, which could materially and adversely affect our liquidity and its ability to fund and expand business.

Following a Business Combination with one or more PRC based entities, any transfer of funds by us to any PRC subsidiaries, either as a shareholder loan or as an increase in registered capital, is subject to approval by or registration or filing with relevant governmental authorities in China. According to the relevant PRC regulations on foreign-invested enterprises in China, capital contributions to PRC subsidiaries are subject to the approval of or filing with the Ministry of Commerce in its local branches and registration with a local bank authorized by SAFE. In addition, (i) any foreign loan procured by PRC subsidiaries is required to be registered with SAFE or its local branches or filed with SAFE in its information system; and (ii) PRC subsidiaries may not procure loans which exceed the difference between their total investment amount and registered capital or, as an alternative, only procure loans subject to the calculation approach and limitation as provided in the People’s Bank of China Notice No. 9 (“PBOC Notice No. 9”). Any medium- or long-term loan to be provided by us or our affiliated entities, if any, to our PRC subsidiary must be registered with the National Development and Reform Commission and SAFE or its local branches. We may not be able to obtain these government approvals or complete such registrations on a timely basis, if at all, with respect to future capital contributions or foreign loans by us to our PRC subsidiaries. If we fail to receive such approvals or complete such registration or filing, our ability to capitalize on PRC operations may be negatively affected, which could adversely affect our liquidity and ability to fund and expand our businesses.

The Circular on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-Invested Enterprises, or SAFE Circular 19, effective as of June 1, 2015, as amended by Circular of the State Administration of Foreign Exchange on Reforming and Regulating Policies on the Control over Foreign Exchange Settlement under the Capital Account, or SAFE Circular 16, effective on June 9, 2016, allows certain entities to settle their foreign exchange capital at their discretion, but continues to prohibit them from using the Renminbi fund converted from their foreign exchange capitals for expenditure beyond their business scopes, and also prohibit such PRC based entities from using such Renminbi fund to provide loans to persons other than affiliates unless otherwise permitted under its business scope. As a result, SAFE Circular 19 and SAFE Circular 16 may significantly limit our future ability to use Renminbi converted from the net proceeds from our offshore financing activities to fund the establishment of new entities in China by us or their subsidiaries, to invest in or acquire any other PRC companies through any future PRC subsidiaries in China, which may adversely affect our business, financial condition and results of operations.

Uncertainties with respect to the PRC legal system could adversely affect us.

If we consummate a Business Combination with a China-based Target, it will be governed by PRC laws and regulations. PRC companies and VIEs are generally subject to laws and regulations applicable to foreign investments in China and, in particular, laws and regulations applicable to wholly foreign-owned enterprises. The PRC legal system is based on statutes. Prior court decisions may be cited for reference but have limited precedential value.

Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, because these laws and regulations are relatively new, and because of the limited volume of published decisions and their nonbinding nature, the interpretation and enforcement of these laws and regulations involve uncertainties. In addition, the PRC legal system is based in part on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, we may not be aware of our violation of these policies and rules until sometime after the violation. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent us from using the proceeds of the IPO to make loans or additional capital contributions to our PRC subsidiaries, which could materially and adversely affect our liquidity and our ability to fund and expand our business.

Any loans to PRC subsidiaries are subject to PRC regulations. For example, loans by us to subsidiaries in China, which are foreign invested entities (“FIEs”), to finance their activities cannot exceed statutory limits and must be registered with SAFE. On March 30, 2015, SAFE promulgated Hui Fa [2015] No.19, a notice regulating the conversion by a foreign-invested company of foreign currency into RMB. The foreign exchange capital, for which the monetary contribution has been confirmed by the foreign exchange authorities (or for which the monetary contribution has been registered for account entry) in the capital account of a foreign-invested enterprise may be settled at a bank as required by the enterprise’s actual management needs. Foreign-invested enterprises with investment as their main business (including foreign-oriented companies, foreign-invested venture capital enterprises and foreign-invested equity investment enterprises) are allowed to, under the premise of authenticity and compliance of their domestic investment projects, carry out based on their actual investment scales direct settlement of foreign exchange capital or transfer the RMB funds in the foreign exchange settlement account for pending payment to the invested enterprises’ accounts.

On May 10, 2013, SAFE released Circular 21, which came into effect on May 13, 2013. According to Circular 21, SAFE has simplified the foreign exchange administration procedures with respect to the registration, account openings and conversions, settlements of FDI-related foreign exchange, as well as fund remittances.

Circular 21 may significantly limit our ability to convert, transfer and use the net proceeds from the IPO and any offering of additional equity securities in China, which may adversely affect our liquidity and the combined company’s ability to fund and expand its business in the PRC.

We may also decide to finance the subsidiaries of our post-combination entity by means of capital contributions. These capital contributions must be approved by MOFCOM or its local counterpart, which usually takes no more than 30 working days to complete. We may not be able to obtain these government approvals on a timely basis, if at all, with respect to future capital contributions by us to the VIE’s subsidiaries. If we fail to receive such approvals, we will not be able to capitalize our PRC operations, which could adversely affect our liquidity and our ability to fund and expand our business.

Vote Required

Approval of the Target Amendment Proposal requires the affirmative vote of a majority of the votes of the Ordinary Shares entitled to vote thereon which were present at the Extraordinary General Meeting and were voted. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will have no effect on the vote for each of the proposals.

You are not being asked to vote on any business combination at this time. If the Target Amendment Proposal and Target Amendment Proposal are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Target Amendment proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if approved, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and/or the Target Amendment Proposal. If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Target Amendment Proposal.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Target Amendment or the Adjournment by contacting us at the following address or telephone number:

289 Beach Road
#03-01
Singapore 199552

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than July 25, 2025.

Annex A

Territory of the British Virgin Islands
The BVI Business Companies Act, 2004
FOURTH AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
A SPAC II Acquisition Corp.
Incorporated as a BVI Business Company on 28 June 2021
Amended and Restated on [•], 2025

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT 2004
FOURTH AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION
OF
A SPAC II Acquisition Corp.
A COMPANY LIMITED BY SHARES
AMENDED AND RESTATED ON [•], 2025

1       NAME

The name of the Company is “A SPAC II Acquisition Corp.”.

2       STATUS

The Company shall be a company limited by shares.

3       REGISTERED OFFICE AND REGISTERED AGENT

3.1    The first registered office of the Company is at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG 1110, British Virgin Islands, the office of the first registered agent.

3.2    The first registered agent of the Company is Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG 1110, British Virgin Islands.

3.3    The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4       CAPACITY AND POWER

4.1    The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)     full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)    for the purposes of paragraph (a), full rights, powers and privileges.

4.2    There are subject to Clause 4.1 and Regulation 24, no limitations on the business that the Company may carry on.

5       NUMBER AND CLASSES OF SHARES

5.1    The Company is authorised to issue a maximum of 551,000,000 Shares with no par value divided into three classes of shares as follows:

(a)     500,000,000 class A ordinary shares with no par value (Class A Ordinary Shares);

(b)    50,000,000 class B ordinary shares with no par value (Class B Ordinary Shares and together with the Class A Ordinary Shares being referred to as the Ordinary Shares);

(c)     1,000,000 preferred shares with no par value (Preferred Shares).

5.2    The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

Annex A-1

6       DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1    Save and except for the rights referred to in Regulation 3 and Regulation 10 and as otherwise set out in these Articles, and subject to Clause 7 and the power of the Directors to issue Preference Shares with such preferred rights as they shall determine pursuant to Regulation 2.2, each Ordinary Share in the Company confers upon the Member (unless waived by such Member):

(a)     Subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)    the right to be redeemed on an Automatic Redemption Event in accordance with Regulation 24.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Regulation 24.5 or pursuant to an Amendment Redemption Event in accordance with Regulation 24.11;

(c)    the right to an equal share with each other Ordinary Share in any dividend paid by the Company; and

(d)    subject to satisfaction of and compliance with Regulation 24, the right to an equal share with each other Ordinary Share in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Regulation 24, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Ordinary Shares that are not Public Shares.

6.2    The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be stated in this Memorandum, which shall be amended accordingly prior to the issue of such Preferred Shares. Such rights, privileges, restrictions and conditions may include subject to Regulation 24.7:

(a)     the number of shares and series constituting that class and the distinctive designation of that class;

(b)    the dividend rate of the Preferred Shares of that class, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of Shares;

(c)     whether that class shall have voting rights, and, if so, the terms of such voting rights;

(d)    whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(e)     whether or not the Preferred Shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting such Shares for redemption if less than all Preferred Shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount maybe less than fair value and which may vary under different conditions and at different dates;

(f)     whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of Preferred Shares of that class, and, if so, the terms and amounts of such sinking fund;

(g)    the right of the Preferred Shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional Preferred Shares (including additional Preferred Shares of such class of any other class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition or any subsidiary of any outstanding Preferred Shares of the Company;

Annex A-2

(h)    the right of the Preferred Shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights be in preference to, or in relation to, the comparable rights or any other class or classes of Shares; and

(i)     any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

6.3    The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 7 and Regulation 24 of the Articles.

6.4    The Directors have the authority and the power by Resolution of Directors:

(a)     to authorise and create additional classes of shares; and

(b)    to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

7       VARIATION OF RIGHTS

7.1    Subject to the limitations set out in Clause 11 in respect of amendments to the Memorandum and Articles, the rights attached to a class of the Ordinary Shares as specified in the Memorandum and Articles (including but not limited to Clause 6.1 of the Memorandum, Regulation 3 and Regulation 10 of the Articles) may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the total number of Ordinary Shares of that class that have voted (and are entitled to vote thereon) in relation to any such resolution, unless otherwise provided by the terms of issue of such class, and any such variation that has to be approved under this Clause 7.1 shall also be subject to compliance with Regulation 24.11 of the Articles.

7.2    The rights attached to any Preferred Shares in issue as specified in Clause 6.2 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Preferred Shares of the same class present at a duly convened and constituted meeting of the Members of the Company holding Preferred Shares in such class which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

8       RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith. For the avoidance of doubt, the creation, designation or issuance of any Preferred Shares with rights and privileges ranking in priority to any existing class of Shares pursuant to Clause 6.2 shall not be deemed to be a variation of the rights of such existing class.

9       REGISTERED SHARES

9.1    The Company shall issue registered shares only.

9.2    The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10     TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11     AMENDMENT OF MEMORANDUM AND ARTICLES

11.1  The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)     to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)    to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

Annex A-3

(c)     in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)    to change Clauses 7 or 8, this Clause 11 or Regulation 24 (or any of the defined terms used in any such Clause or Regulation).

11.2  Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles to amend:

(a)     Regulation 24 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Regulation 24.11; or

(b)    this Clause 11.2 during the Target Business Acquisition Period.

12     DEFINITIONS AND INTERPRETATION

12.1  In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)     Act means the BVI Business Companies Act, 2004 (as amended) and includes the regulations made under the Act;

(b)    AGM means an annual general meeting of the Members;

(c)     Amendment has the meaning ascribed to it in Regulation 24.11;

(d)    Amendment Redemption Event has the meaning ascribed to it in Regulation 24.11;

(e)     Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person;

(f)     Approved Amendment has the meaning ascribed to it in Regulation 24.11;

(g)    Articles means the attached Articles of Association of the Company;

(h)    Automatic Redemption Event shall have the meaning given to it in Regulation 24.2;

(i)     Board of Directors means the board of directors of the Company;

(j)     Business Combination shall mean the initial acquisition by the Company, whether through a merger, share exchange, share reconstruction or amalgamation, asset or share acquisition, a contractual arrangement or other similar business combination transaction, with a Target Business at Fair Value;

(k)    Business Combination Articles means Regulation 24 relating to the Company’s obligations regarding the consummation of a Business Combination;

(l)     Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

(m)   Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(n)    Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select Market, Global Market or the Capital Market of the NASDAQ Stock Market LLC, the NYSE American or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

(o)    Director means any director of the Company, from time to time;

Annex A-4

(p)    Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(q)    Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(r)     Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(s)     Exchange Act means the United States Securities Exchange Act of 1934, as amended;

(t)     Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

(u)    Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination;

(v)    Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 16;

(w)    Initial Shareholders means the Sponsor and any of the Directors or officers of the Company who hold shares prior to the IPO;

(x)    IPO means the initial public offering of units, consisting of ordinary shares of the Company and rights to receive ordinary shares of the Company;

(y)    Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(aa)   Memorandum means this Memorandum of Association of the Company;

(bb)  Officer means any officer of the Company, from time to time;

(cc)   Ordinary Shares has the meaning ascribed to it in Clause 5.1;

(dd)  Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described in Regulation 2.10) sold in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Annex A-5

(ee)   Per-Share Redemption Price means:

(i)     with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned, but net of taxes payable and less up to US$50,000 of any interest earned to pay liquidation expenses divided by the number of then outstanding Public Shares;

(ii)    with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

(iii)   with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account, including interest earned but net of taxes payable, on the date that is two Business Days prior to the consummation of the Business Combination, divided by the number of then outstanding Public Shares;

(ff)    Preferred Shares has the meaning ascribed to it in Clause 5.1;

(gg)  Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(hh)  Public Shares means the Shares included in the units issued in the IPO;

(ii)    Redemption Offer has the meaning ascribed to it in Regulation 24.5(b);

(jj)    Registration Statement has the meaning ascribed to it in Regulation 24.10;

(kk)  relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(ll)    Resolution of Directors means either:

(i)     subject to sub-paragraph (ii) below, a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(ii)    a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

(mm) Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(nn)  Seal means any seal which has been duly adopted as the common seal of the Company;

(oo)  SEC means the United States Securities and Exchange Commission;

(pp)  Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants, rights to receive Shares or other securities or debt obligations;

Annex A-6

(qq)  Securities Act means the United States Securities Act of 1933, as amended;

(rr)    Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

(ss)   Sponsor means A SPAC II (Holdings) Corp., a company incorporated in the British Virgin Islands;

(tt)    Sponsor Group means the Sponsor and its respective affiliates, successors and assigns;

(uu)  Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination;

(vv)  Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

(ww) Tender Redemption Offer has the meaning ascribed to it in Regulation 24.5(a);

(xx)  Termination Date has the meaning given to it in Regulation 24.2;

(yy)  Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

(zz)   Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those in included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations, and up to US$50,000 of such interest on the balance of the Trust Account may also be released to pay the liquidation expenses of the Company if applicable;

(aaa) Underwriters means the underwriters of the IPO from time to time, and any successor underwriter, and Underwriter means any of them; and

(bbb) written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2  In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)     a Regulation is a reference to a regulation of the Articles;

(b)    a Clause is a reference to a clause of the Memorandum;

(c)     voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)    the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended; and

(e)     the singular includes the plural and vice versa.

12.3  Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4  Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

Annex A-7

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association.

Dated 28 June 2021

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands
Signature of authorised signatory
Print name

Annex A-8

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT 2004
FOURTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION
OF
A SPAC II Acquisition Corp.
A COMPANY LIMITED BY SHARES
AMENDED AND RESTATED ON [•], 2025

1       REGISTERED SHARES

1.1    Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2    Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3    If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4    Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5    Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6    Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

1.7    Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon consummation of the IPO.

2       SHARES

2.1    Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine, save that the Directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of the Company to carry out a Class B Ordinary Share conversion described at Regulation 3.

Annex A-9

2.2    Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares, any Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine subject to Regulation 24.7.

2.3    Section 46 of the Act does not apply to the Company.

2.4    A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5    No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)     the amount to be credited for the issue of the Shares; and

(b)    that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6    The Company shall keep a register (the share register) containing:

(a)     the names and addresses of the persons who hold Shares;

(b)    the number of each class and series of Shares held by each Member;

(c)     the date on which the name of each Member was entered in the share register; and

(d)    the date on which any Eligible Person ceased to be a Member.

2.7    The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8    A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9    Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants, rights or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine. Notwithstanding the foregoing, the Directors may also issue options, warrants, rights to acquire or receive shares or convertible securities in connection with the Company’s IPO.

2.10  With respect to redeeming or repurchasing the Shares:

(a)     Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Regulation 24.5;

(b)    Class B Ordinary Shares held by the Sponsor shall, following consummation of the IPO, be surrendered by the Sponsor on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Class B Ordinary Shares will at all times represent 20% of the Company’s issued Shares after the IPO; and

(c)     Public Shares shall be repurchased by way of tender offer in the circumstances set out in Regulation 24.5.

Annex A-10

3       Class B Ordinary Share Conversion

3.1    On the first business day following the consummation of the Company’s initial Business Combination, the issued Class B Ordinary Shares shall automatically be converted into such number of Class A Ordinary Shares as is equal, in the aggregate, on an as-converted basis, to 20% of the sum of:

(a)     the total number of Class A Ordinary Shares issued and outstanding upon completion of the IPO (including pursuant to the Over-Allotment Option), plus

(b)    the sum of the total number of Class A Ordinary Shares issued or deemed issued, or issuable upon the conversion or exercise of any equity-linked securities issued or deemed issued or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Ordinary Shares or equity-linked securities exercisable for or convertible into Class A Ordinary Shares issued, or to be issued, to any seller in the initial Business Combination and any Securities to be issued to the Sponsor in a private placement substantially concurrently with the closing of the IPO and upon conversion of working capital loans.

3.2    Prior to the consummation of the Company’s initial Business Combination, the holder of Class B Ordinary Shares can elect to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis.

3.3    References in this Article to converted, conversion or exchange shall mean the compulsory redemption without notice of Class B Ordinary Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Ordinary Shares into which the Class B Ordinary Shares have been converted or exchanged at a price per Class B Ordinary Share necessary to give effect to a conversion or exchange. The Class A Ordinary Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

3.4    Notwithstanding anything to the contrary in this Regulation 3, in no event may any Class B Ordinary Share convert into Class A Ordinary Shares at a ratio that is less than one-for-one. Each Class B Ordinary Share shall convert into its pro rata number of Class A Ordinary Shares as set forth in this Regulation 3. The pro rata share for each holder of Class B Ordinary Shares will be determined as follows: Each Class B Ordinary Share shall convert into such number of Class A Ordinary Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Ordinary Shares into which all of the issued Class B Ordinary Shares shall be converted pursuant to this Article and the denominator of which shall be the total number of issued Class B Ordinary Shares at the time of conversion.

3.5    The directors shall not allot or issue Class A Ordinary Shares such that the number of authorised but unissued Class A Ordinary Shares would at any time be insufficient to permit the conversion of all Class B Ordinary Shares from time to time issued into Class A Ordinary Shares.

4       FORFEITURE

4.1    Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

4.2    A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

4.3    The written notice of call referred to in Regulation 4.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

4.4    Where a written notice of call has been issued pursuant to Regulation 4.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

4.5    The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 4.4 and that Member shall be discharged from any further obligation to the Company.

Annex A-11

5       TRANSFER OF SHARES

5.1    Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

5.2    The transfer of a Share is effective when the name of the transferee is entered on the share register.

5.3    If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)     to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)    that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.

5.4    Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

6       DISTRIBUTIONS

6.1    Subject to the Business Combination Articles, the Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

6.2    Dividends may be paid in money, shares, or other property.

6.3    The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

6.4    Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 22 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

6.5    No dividend shall bear interest as against the Company.

7       REDEMPTION OF SHARES AND TREASURY SHARES

7.1    The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

7.2    The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)     the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)    the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

7.3    Sections 60, 61 and 62 of the Act shall not apply to the Company.

Annex A-12

7.4    Subject to the provisions of Regulation 24, shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

7.5    All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

7.6    Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

7.7    Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

8       MORTGAGES AND CHARGES OF SHARES

8.1    Unless a Member agrees otherwise, a Member may by an instrument in writing mortgage or charge his Shares.

8.2    There shall be entered in the share register at the written request of the Member:

(a)     a statement that the Shares held by him are mortgaged or charged;

(b)    the name of the mortgagee or chargee; and

(c)     the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

8.3    Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)     with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)    upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

8.4    Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)     no transfer of any Share the subject of those particulars shall be effected;

(b)    the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)     no replacement certificate shall be issued in respect of such Shares, without the written consent of the named mortgagee or chargee.

9       MEETINGS AND CONSENTS OF MEMBERS

9.1    Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. Following consummation of the Business Combination, an AGM shall be held annually at such date and time as may be determined by the Directors.

9.2    Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

9.3    The Director convening a meeting of Members shall give not less than 10 nor more than 60 days’ written notice of such meeting to:

(a)     those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)    the other Directors.

Annex A-13

9.4    The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting.

9.5    A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

9.6    The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

9.7    A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

9.8    The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

9.9    The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

A SPAC II Acquisition Corp.

I/We being a Member of the above Company HEREBY APPOINT ………………………………………… …………………………………..…… of ……………………………………...……….…………..………… or failing him …..………………………………………………….…………………….. of ……………………… ………………………………..…..…… to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of …………..…………, 20…… and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this …… day of …………..…………, 20……

……………………………

Member

9.10  The following applies where Shares are jointly owned:

(a)     if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)    if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)     if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

9.11  A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

9.12  A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

9.13  If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person

Annex A-14

or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

9.14  At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

9.15  The person appointed as chairman of the meeting pursuant to Regulation 9.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

9.16  Voting at any meeting of the Members is by show of hands unless a poll is demanded by the chairman. On a show of hands every Member who is present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote and on a poll every Member shall present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote for each Share which such Member is the holder. Any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

9.17  Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

9.18  Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

9.19  The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

9.20  Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

9.21  Until the consummation of the Company’s IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company’s IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.

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10     DIRECTORS

10.1  Prior to the closing of a Business Combination, the Directors shall be elected or removed by Resolution of Members of the Class B Ordinary Shares for such term as the Members determine. For the avoidance of doubt, prior to the closing of a Business Combination holders of Class A Ordinary Shares or the Directors shall have no right to vote on the appointment or removal of any director.

10.2  After the closing of a Business Combination, the Directors shall be elected or removed by Resolution of Members or by Resolution of Directors.

10.3  No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

10.4  The minimum number of Directors shall be one and there shall be no maximum number of Directors.

10.5  After the closing of a Business Combination, each Director holds office for the term fixed by the Resolution of Members or Resolution of Directors appointing him, but such term shall not exceed two years, or pursuant to Regulation 10.7, or until his earlier death, resignation or removal. For the avoidance of doubt, a Director who has completed his term of service is eligible for re-election. If no term is fixed on the appointment of a Director, the Director serves the term of two years until his earlier death, resignation or removal.

10.6  A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

10.7  After the closing of a Business Combination, the Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

10.8  A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

10.9  The Company shall keep a register of Directors containing:

(a)     the names and addresses of the persons who are Directors of the Company;

(b)    the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)     the date on which each person named as a Director ceased to be a Director of the Company; and

(d)    such other information as may be prescribed by the Act.

10.10 The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

10.11 The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the remuneration of Directors with respect to services to be rendered in any capacity to the Company, provided that no cash remuneration shall be paid to any Director prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

10.12 A Director is not required to hold a Share as a qualification to office.

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10.13 Prior to the consummation of any transaction with:

(a)     any affiliate of the Company;

(b)    any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)     any Director or executive officer of the Company and any relative of such Director or executive officer; and

(d)    any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 10.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company’s expense) to the Company’s attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

11     POWERS OF DIRECTORS

11.1  The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

11.2  If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

11.3  Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

11.4  Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

11.5  The continuing Directors may act notwithstanding any vacancy in their body.

11.6  Subject to Regulation 24.7, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party, provided always that if the same occurs prior to the consummation of a Business Combination, the Company must first obtain from the lender a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account.

11.7  All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

11.8  Section 175 of the Act shall not apply to the Company.

12     PROCEEDINGS OF DIRECTORS

12.1  Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

12.2  The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

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12.3  A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

12.4  A Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

12.5  A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

12.6  A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

12.7  If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

12.8  At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair. In the case of an equality of votes at a meeting of Directors, the Chairman of the Board shall have a casting vote.

12.9  An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

13     COMMITTEES

13.1  The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

13.2  The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)     to amend the Memorandum or the Articles;

(b)    to designate committees of Directors;

(c)     to delegate powers to a committee of Directors;

(d)    to appoint Directors;

(e)     to appoint an agent;

(f)     to approve a plan of merger, consolidation or arrangement; or

(g)    to make a declaration of solvency or to approve a liquidation plan.

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13.3  Regulations 13.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

13.4  The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

14     OFFICERS AND AGENTS

14.1  The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

14.2  The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by Applicable Law, and the treasurer to be responsible for the financial affairs of the Company.

14.3  The emoluments of all officers shall be fixed by Resolution of Directors.

14.4  The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

14.5  The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 13.1. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

15     CONFLICT OF INTERESTS

15.1  A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

15.2  For the purposes of Regulation 15.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

15.3  Provided that the requirements of Regulation 10.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)     vote on a matter relating to the transaction;

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(b)    attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)     sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction, and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

16     INDEMNIFICATION

16.1  Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)     is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)    is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

16.2  The indemnity in Regulation 16.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

16.3  The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

16.4  The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

16.5  The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

17     RECORDS

17.1  The Company shall keep the following documents at the office of its registered agent:

(a)     the Memorandum and the Articles;

(b)    the share register, or a copy of the share register;

(c)     the register of Directors, or a copy of the register of Directors; and

(d)    copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

17.2  If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)    within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)    provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

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17.3  The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)     minutes of meetings and Resolutions of Members and classes of Members;

(b)    minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)     an impression of the Seal, if any.

17.4  Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

17.5  The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

18     REGISTERS OF CHARGES

18.1  The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)     the date of creation of the charge;

(b)    a short description of the liability secured by the charge;

(c)     a short description of the property charged;

(d)    the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)     unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)     details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

19     CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

20     SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

21     ACCOUNTS AND AUDIT

21.1  The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

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21.2  The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

21.3  The Company may by Resolution of Members call for the accounts to be examined by auditors.

21.4  If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

21.5  If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

21.6  If applicable, and subject to applicable law and the rules of the SEC and the Designated Stock Exchange:

(a)     at the AGM or at a subsequent general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)    a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)     the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

21.7  The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

21.8  The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

21.9  Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

21.10 The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

22     NOTICES

22.1  Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

22.2  Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

22.3  Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was

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mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

23     VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

24     BUSINESS COMBINATION

24.1  Regulations 24.1 to 24.11 shall terminate upon consummation of any Business Combination.

24.2  The Company has until 39 months from the closing of the IPO to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 39 months of the closing of the IPO, the Company may, by Resolution of Directors, at the request of the Initial Shareholders, extend the period of time to consummate a Business Combination by an additional twenty-four months (for a total of 63 months to complete a Business Combination). In the event that the Company does not consummate a Business Combination within 39 months or up to 63 months, as applicable, after the closing of the IPO (such date being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

24.3  Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the Directors, the Directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

24.4  Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

24.5

(a)     In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Regulation 24.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

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(b)    In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 24.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the Directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.

(c)     In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Regulation 24.5(a) or 24.5(b) or an Amendment Redemption Event under Regulation 24.11 if such redemptions would cause the Company to be considered a “penny stock” (as defined in the Exchange Act) immediately prior to, or upon such consummation of the Business Combination or Amendment Redemption Event, as applicable.

24.6  A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

24.7  Following the IPO, the Company will not issue any Securities (other than Public Shares or Class A Ordinary Shares issuable upon conversion of Class B Ordinary Shares pursuant to Section 3.2) prior to a Business Combination that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

24.8  In the event the Company seeks to complete a Business Combination with a company that is affiliated with an Initial Shareholder, the Company will obtain an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

24.9  The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

24.10 Immediately after the Company’s IPO, that amount of the net proceeds received by the Company from the IPO (including proceeds of any exercise of the underwriter’s over-allotment option) and from the simultaneous private placement by the Company as is stated in the Company’s registration statement on Form S-1 filed with the SEC (such registration statement at the time it initially goes effective, the Registration Statement) to be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Regulation 24. Neither the Company nor any officer, Director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Regulation 24, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations and up to US$50,000 of such interest may also be released from the Trust Account to pay any liquidation expenses of the Company if applicable.

24.11 In the event the Directors of the Company propose any amendment to Regulation 24 or to any of the other rights of the Ordinary Shares as set out at Clause 6.1 of the Memorandum prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Regulation 24 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is (i) duly approved by a Resolution of Members; and (ii) the amended Memorandum and Articles reflecting such

Annex A-24

amendment are to be filed at the Registry of Corporate Affairs (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such offer, whether or not such holders accept such offer.

25     Business Opportunities

25.1   In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (b) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its officers, directors and Members in connection therewith.

25.2   To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

25.3   Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Sponsor Group, about which a director and/or officer of the Company who is also an Sponsor Group Related Person acquires knowledge.

25.4   To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign these Articles of Association.

Dated 28 June 2021

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands
Signature of authorised signatory
Print name

Annex A-25

A SPAC II ACQUISITION CORP.

PRELIMINARY PROXY FOR
THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 10:00 a.m. Eastern Time on July 30, 2025 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/j/99400381907?pwd=u9TfaLz9aonX4JrWaybRZ7lNQLGmWx.1. The Proxy Statement is available at https://www.cstproxy.com/aspaciiacquisition/2025. We encourage shareholders to attend the Extraordinary General Meeting virtually.

The undersigned hereby appoints Serena Shie with full power of substitution, as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of A SPAC II Acquisition Corp., to be held at 10:00 a.m. Eastern Time on July 30, 2025 (the “Extraordinary General Meeting”) at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/j/99400381907?pwd=u9TfaLz9aonX4JrWaybRZ7lNQLGmWx.1 (or by calling 877 853 5257 (Toll Free); Meeting ID: 994 0038 1907; Passcode: 412606), and any postponement or adjournment thereof, and to vote as if the undersigned were then and there present on all matters set forth in the Notice of Extraordinary General Meeting, dated July 15, 2025 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

Approval to amend and restate the Company’s amended and restated memorandum and articles of association (the “Charter”) to allow the Company to extend the date by which it has to consummate a business combination (the “Extension”) for an additional twenty-four months from August 5, 2025 (the “Termination Date”) to August 5, 2027 (the termination date as so extended, the “Extended Date”) by deleting the Charter in its entirety and substituting it with the fourth amended and restated memorandum and articles of association of the Company in the form set forth in Annex A of the proxy statement, subject to registration by the Registrar of Corporate Affairs of the British Virgin Islands (the “Extension Amendment”).

	For ☐	Against ☐	Abstain ☐
2.

Approval of an amendment to allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “Target Amendment”).

	For ☐	Against ☐	Abstain ☐
3.

Approval to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Target Amendment Proposal.

	For ☐	Against ☐	Abstain ☐

NOTE: IN HIS OR HER DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to participate in the Extraordinary General Meeting (Circle one): Yes No

Number of attendees:

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE EXTRAORDINARY GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.